    As filed with the Securities and Exchange Commission on February 6, 2008

                                                     Registration No. 333-133671
                                                                       811-07534

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 3                        [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              Amendment No. 16                               [X]

                           Paragon Separate Account B
                           (Exact Name of Registrant)
                       Metropolitan Life Insurance Company
                               (Name of Depositor)
                                 200 Park Avenue
                               New York, NY 10166
              (Address of depositor's principal executive offices)

                                   ----------

                     General American Life Insurance Company
                             13045 Tesson Ferry Road
                            St. Louis, Missouri 63128
                         (Name and Address of Guarantor)

Name and address of agent for service:     Copy to:
Marie C. Swift, Esq.                       Stephen E. Roth, Esquire
Metropolitan Life Insurance Company        Mary E. Thornton, Esquire
501 Boylston Street                        Sutherland Asbill & Brennan LLP
Boston, Massachusetts 02116                1275 Pennsylvania Avenue, N.W.
                                           Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[X] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: (i) Group and Individual Flexible Premium Variable Life Insurance Contracts and (ii) Guarantee related to insurance obligations under the variable life insurance policies.

                                EXPLANATORY NOTE

The prospectuses, as supplemented and Statements of Additional Information, each dated April 30, 2007 included in Post-Effective Amendment No. 2 to the Registration Statement on Form N-6 (File No. 333-133671/811-07534) filed on April 17, 2007 and filed pursuant to 497 on May 4, 2007 are incorporated herein by reference.

     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                    Issued by

                       METROPOLITAN LIFE INSURANCE COMPANY

      DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
                              190 CARONDELET PLAZA
                               ST. LOUIS, MO 63105
                                 (800)-685-0124

                                   PROSPECTUS


                                 APRIL 28, 2008


This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

This prospectus also describes Contracts originally issued by Paragon Life Insurance Company that have become Contracts of MetLife as a result of the merger of Paragon Life Insurance Company with MetLife, as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the Divisions of Paragon Separate Account B (the "Separate Account"). Each Division invests solely in one of the Funds listed below. For certain Policies, you may also allocate net premiums to the General Account.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

     .    ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
     .    ARE NOT FEDERALLY INSURED;
     .    ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
     .    ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                     DWS VARIABLE SERIES I (CLASS A SHARES)
                              DWS International VIP

                     DWS VARIABLE SERIES II (CLASS A SHARES)
                              DWS Money Market VIP

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS (INITIAL CLASS SHARES)
                           VIP Contrafund(R) Portfolio
                           VIP Equity-Income Portfolio
                           VIP Freedom 2010 Portfolio
                           VIP Freedom 2020 Portfolio
                           VIP Freedom 2030 Portfolio
                              VIP Growth Portfolio
                             VIP Index 500 Portfolio
                              VIP Mid Cap Portfolio

                   MET INVESTORS SERIES TRUST (CLASS A SHARES)
                    MFS(R) Emerging Markets Equity Portfolio

                 METROPOLITAN SERIES FUND, INC. (CLASS A SHARES)
                         Russell 2000(R) Index Portfolio

            MFS(R) VARIABLE INSURANCE TRUST(SM) (INITIAL CLASS SHARES)
                          MFS(R) Emerging Growth SerieS
                           MFS(R) Global Equity Series

                     PUTNAM VARIABLE TRUST (CLASS A SHARES)
                            Putnam VT High Yield Fund
                              Putnam VT Income Fund
                        Putnam VT New Opportunities Fund
                            Putnam VT New Value Fund
                             Putnam VT Voyager Fund

                        T. ROWE PRICE EQUITY SERIES, INC.
                          New America Growth Portfolio
                      Personal Strategy Balanced Portfolio

                     T. ROWE PRICE FIXED INCOME SERIES, INC.
                           Limited-Term Bond Portfolio

                                      50451

                                TABLE OF CONTENTS


Policy Benefits/Risks Summary.............................................     4
   Policy Benefits
   Policy Risks
   Fund Risks
Fee Table.................................................................     9
Issuing the Policy........................................................    14
   General Information
   Selection of Charge Structure (Group A, Group B and Group C)
   Procedural Information
   Right to Examine Policy (Free Look Right)
   Ownership Rights
   Modifying the Policy
Premiums..................................................................    18
   Minimum Initial Premium
   Premium Flexibility
   Continuance of Insurance under Certain Group Contracts
   Premium Limitations
   Refund of Excess Premium for Modified Endowment Contracts ("MECs")
   Allocation of Net Premiums and Cash Value
The Company and the General Account.......................................    19
   The Company
   Guarantee of Insurance Obligations
   The General Account
The Separate Account and the Funds........................................    20
   The Separate Account
   The Funds
Policy Values.............................................................    25
   Policy Cash Value
   Cash Surrender Value
   Cash Value in the General Account
   Cash Value in Each Separate Account Division
Policy Benefits...........................................................    27
   Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Settlement Options
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Rights
   Payment of Benefits at Maturity
   Facsimile and Internet Requests
Policy Lapse and Reinstatement............................................    36
   Lapse
   Reinstatement
Charges and Deductions....................................................    37
   Transaction Charges
   Periodic Charges

   Federal Taxes
   Variations in Charges
   Annual Fund Operating Expenses
Federal Tax Matters.......................................................    41
   Tax Status of the Policy
   Tax Treatment of Policy Benefits
Additional Benefits and Riders............................................    45
Distribution of the Policies..............................................    45
General Provisions of the Group Contract..................................    47
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Contract
   Entire Contract
   Incontestability
   Ownership of Group Contract
General Matters Relating to the Policy....................................    49
   Payment of Proceeds
   Postponement of Payments
State Variations..........................................................    49
Legal Proceedings.........................................................    50
Financial Statements......................................................    50
Glossary..................................................................    51
Statement of Additional Information Table of Contents.....................    53

POLICY BENEFITS/RISKS SUMMARY

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

PREMIUMS
--------

FLEXIBILITY OF PREMIUMS: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT
-------------

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount available under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirement.
     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirement. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS
----------------------------------------------------

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Divisions."

LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.

OTHER POLICY BENEFITS
---------------------

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.


INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Certificate issued in connection with the Group Contract will continue unless the Certificate is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Certificate from lapsing.

If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

Some group contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the successor carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your cash surrender value or to convert the coverage to a personal policy of life insurance.

                                  POLICY RISKS

INVESTMENT RISK
---------------

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES
------------------------------------------------

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE
------------

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contract holder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT
-------------

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 (1)/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS
---------------------------------

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS
-----

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                   FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.


                                    FEE TABLE

The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy. (1) The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the employees of the employer (See "Issuing the Policy - Selection of Charge Structure, Group A, Group B and Group C").

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions and the General Account.

                                TRANSACTION FEES
                                ----------------



                                                                                   AMOUNT DEDUCTED
                                                                    -----------------------------------------------
                                                                               MAXIMUM GUARANTEED CHARGE
                                                                    -----------------------------------------------
          CHARGE                      WHEN CHARGE IS DEDUCTED          GROUP A         GROUP B         GROUP C
-------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE                          Upon receipt of
CHARGE                                 each premium payment

.. FOR POLICIES ISSUED                                               1.00% of each   1.00% of each   1.00% of each
  UNDER GROUP CONTRACTS /(2)/                                          premium         premium         premium
                                                                       payment         payment         payment
.. ONLY FOR POLICIES TREATED
  AS INDIVIDUAL CONTRACTS                                           2.00% of each   2.00% of each   2.00% of each
  UNDER OMNIBUS BUDGET                                                 premium         premium         premium
  RECONCILIATION ACT OF                                                payment         payment         payment
  1990(3)

PREMIUM TAX                        Upon receipt of each premium     2.25% of each   2.25% of each     No charge
CHARGE                                        payment                  premium         premium
                                                                       payment         payment

PARTIAL WITHDRAWAL                 Upon each partial withdrawal     The LESSER of $25 or 2% of the amount withdrawn
CHARGE                                   from the Policy

TRANSFER CHARGE                    Upon transfer in excess of 12                   $25 per transfer
                                         in a Policy Year

ACCELERATED DEATH BENEFIT        At the time an accelerated death                       $100
ADMINISTRATIVE CHARGE                    benefit is paid



----------

/(1)/ We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

/(2)/ The current charge is 0.75% of each premium payment.

/(3)/ The current charge is 1.75% of each premium payment.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if an Owner purchases any rider(s).




               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES

                                                                     AMOUNT DEDUCTED
                                                       -------------------------------------------
                                                                MAXIMUM GUARANTEED CHARGE
                                                       -------------------------------------------
          CHARGE              WHEN CHARGE IS DEDUCTED          GROUP A           GROUP B   GROUP C
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE /(1)/   On the Investment Start     $6 per Policy per        $0       $0
                                 Date and on each       month during the first
                                succeeding Monthly      Policy Year and $3.50
                                   Anniversary          per Policy per month
                                                          in renewal years

MORTALITY AND EXPENSE                Daily              0.90% (annually) of the net assets of each
RISK CHARGE /(2)/                                           Division of the Separate Account

LOAN INTEREST SPREAD /(3)/        On each Policy                           3.0%
                                    Anniversary



----------
/(1)/ The Monthly  Administrative  Charge that applies to Group A is  currently:
      $3.50 per Policy per month, for all Policy years for groups with fewer than 1000 employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program, and; $2.00 per Policy per month for all Policy years for groups with 1000 or more employees.

/(2)/ The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.

/(3)/ Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (guaranteed minimum--5% annually, current minimum - 7.25%). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
               ---------------------------------------------------

                                                                                              AMOUNT DEDUCTED
                                                                         ---------------------------------------------------------
                                                                               MAXIMUM GUARANTEED CHARGE
                                                                         -----------------------------------
                                                                         GROUP CONTRACTS    GROUP CONTRACTS       CURRENT CHARGE
                                                                          ISSUED BEFORE      ISSUED ON OR      -------------------
                 CHARGE                        WHEN CHARGE IS DEDUCTED     1/1/09/(1)/     AFTER 1/1/09/(2)/   ALL GROUP CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(3)/
(PER $1000 OF NET AMOUNT AT RISK)

GROUP A                                           On the Investment
..    MINIMUM/(4)/ CHARGE                           Start Date and each          $ 0.16             $ 0.30               $ 0.03
..    MAXIMUM/(5)/ CHARGE                           succeeding Monthly           $31.31             $86.29               $18.24
..    CHARGE FOR AN INSURED, ATTAINED AGE 45,         Anniversary              $ 0.45             $ 0.92               $ 0.12
     IN A 250 PARTICIPANTS RATE CLASS

GROUP B                                           On the Investment
..    MINIMUM/(4)/ CHARGE                           Start Date and each          $ 0.16             $ 0.30               $ 0.03
..    MAXIMUM/(5)/ CHARGE                           succeeding Monthly           $31.31             $86.29               $20.06
..    CHARGE FOR AN INSURED, ATTAINED AGE 45,         Anniversary              $ 0.45             $ 0.92               $ 0.13
     IN A 250 PARTICIPANTS RATE CLASS

GROUP C                                           On the Investment
..    MINIMUM/(4)/ CHARGE                           Start Date and each          $ 0.16             $ 0.30               $ 0.04
..    MAXIMUM/(5)/ CHARGE                           succeeding Monthly           $31.31             $86.29               $22.04
..    CHARGE FOR AN INSURED, ATTAINED AGE 45,         Anniversary              $ 0.45             $ 0.92               $ 0.14
     IN A 250 PARTICIPANTS RATE CLASS



/(1)/ Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.

/(2)/ Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.

/(3)/ Cost of insurance rates vary based on the insured's Attained Age and rate class, and possibly the gender mix i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 45, in a 250 participants rate class assumes a Policy with $500,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(4)/ This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in a 250 participants rate class.

/(5)/ This maximum charge is based on an insured with the following characteristics: Attained Age 94, smoker in a 250 participants rate class.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
               ---------------------------------------------------

                                                                                        AMOUNT DEDUCTED
                                                                  ---------------------------------------------------------------
                                                                      MAXIMUM GUARANTEED CHARGE              CURRENT CHARGE
                                                                  ---------------------------------   ---------------------------
                                                                                                                         GROUP
                                                                      GROUP             GROUP             GROUP        CONTRACTS
                                                                    CONTRACTS         CONTRACTS         CONTRACTS      ISSUED ON
                                                 WHEN CHARGE      ISSUED BEFORE     ISSUED ON OR      ISSUED BEFORE    OR AFTER
                    CHARGE                       IS DEDUCTED       1/1/04/(1)/    AFTER 1/1/04/(2)/    1/1/04/(1)/    1/1/04/(2)/
---------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(3)/

Waiver of Monthly Deductions Rider

GROUP A                                           On rider
..   MINIMUM/(4)/ CHARGE                       start date and on        $0.01           $ 0.34              $0.01        $ 0.03
..   MAXIMUM/(5)/ CHARGE                         each Monthly           $0.21           $96.64              $0.21        $20.43
                                                 Anniversary
..   CHARGE FOR AN INSURED, ATTAINED AGE 45,                            $0.07           $ 1.03              $0.07        $ 0.13
    IN A 250 PARTICIPANTS RATE CLASS

GROUP B                                           On rider
..   MINIMUM/(4)/ CHARGE                       start date and on        $0.01           $ 0.34              $0.01        $ 0.03
..   MAXIMUM/(5)/ CHARGE                         each Monthly           $0.21           $96.64              $0.21        $22.47
                                                 Anniversary
..   CHARGE FOR AN INSURED, ATTAINED AGE 45,                            $0.07           $ 1.03              $0.07        $ 0.15
    IN A 250 PARTICIPANTS RATE CLASS

GROUP C                                           On rider
..   MINIMUM/(4)/ CHARGE                       start date and on        $0.01           $ 0.34              $0.01        $ 0.04
..   MAXIMUM/(5)/ CHARGE                         each Monthly           $0.21           $96.64              $0.21        $24.68
                                                 Anniversary
..   CHARGE FOR AN INSURED, ATTAINED AGE 45,                            $0.07           $ 1.03              $0.07        $ 0.16
    IN A 250 PARTICIPANTS RATE CLASS


----------


/(1)/ Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.

/(2)/ Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/04. The charge is calculated by increasing the cost of insurance rates by 12%.

/(3)/ Optional rider charges (except for the Accelerated Death Benefit
      Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 45, in a 250 participants rate class assumes a Policy with $500,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 45, in a 250 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

/(4)/ This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in a 250 participants rate class.

/(5)/ This maximum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in a 250 participants rate class.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
               ---------------------------------------------------
                                                                                           AMOUNT DEDUCTED
                                                                                       -------------------------
                          CHARGE                            WHEN CHARGE IS DEDUCTED    MAXIMUM GUARANTEED CHARGE
----------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(1)/

Children's Life Insurance Rider (per $1000 of coverage)   On rider start date and on
..   MINIMUM AND MAXIMUM CHARGES FOR ALL CHILDREN           each Monthly Anniversary              $0.16

Spouse's Life Insurance Rider (per $1000 of coverage)     On rider start date and on
                                                           each Monthly Anniversary
..   MINIMUM/(2)/ CHARGE                                                                          $0.15
..   MAXIMUM/(3)/ CHARGE                                                                          $5.16
..   CHARGE FOR A SPOUSE, ATTAINED AGE 45,                                                        $0.45
    IN A 250 PARTICIPANTS RATE CLASS
Accelerated Death Benefit Settlement Option Rider                    N/A               (See "Accelerated Death
                                                                                        Benefit Administrative
                                                                                        Charge" in Transaction
                                                                                          Fees table above.)



/(1)/ Optional rider charges (except for the Accelerated Death Benefit
      Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 45, in a 250 participants rate class assumes a Policy with $500,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 45, in a 250 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

/(2)/ This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in a 250 participants rate class.

/(3)/ This maximum charge is based on an insured with the following characteristics: Attained Age 74, Unismoker in a 250 participants rate class.

For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."

The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2007. The Fund expenses used to prepare this table were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

This table shows the lowest and highest total operating expenses (both before and after contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2007. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


RANGE OF ANNUAL FUND OPERATING EXPENSES


                                                              LOWEST   HIGHEST
------------------------------------------------------------------------------

GROSS TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees, and other expenses)

The following table shows the annual operating expenses (in some cases before and after contractual fee waiver or expense reimbursement) charged by each Fund for the fiscal year ended December 31, 2007, as a percentage of the Fund's average daily net assets for the year.

                                                                                                     GROSS     AMOUNT OF
                                                                                      ACQUIRED       TOTAL     WAIVER OR   NET TOTAL
                                                    MANAGEMENT   12B-1    OTHER       FUND FEES     ANNUAL    REIMBURSE-    ANNUAL
FUND                                                   FEES       FEES   EXPENSES   AND EXPENSES   EXPENSES      MENT      EXPENSES*
------------------------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I (CLASS A)
      DWS International VIP
DWS VARIABLE SERIES II (CLASS A)
            DWS Money Market VIP
FIDELITY(R) VARIABLE INSURANCE
   PRODUCTS (INITIAL CLASS)
      VIP Contrafund(R) Portfolio
      VIP Equity-Income Portfolio
      VIP Freedom 2010 Portfolio
      VIP Freedom 2020 Portfolio
      VIP Freedom 2030 Portfolio
      VIP Growth Portfolio
      VIP Index 500 Portfolio
      VIP Mid Cap Portfolio
MET INVESTORS SERIES TRUST (CLASS A)
      MFS(R) Emerging Markets Equity Portfolio
METROPOLITAN SERIES FUND, INC. (CLASS A)
      Russell 2000(R) Index Portfolio
MFS(R) VARIABLE INSURANCE TRUSTSM (INITIAL CLASS)
      MFS(R) Emerging Growth SerieS
      MFS(R) Global Equity Series
PUTNAM VARIABLE INSURANCE TRUST (CLASS A)
      Putnam VT High Yield Fund
      Putnam VT Income Fund
      Putnam VT New Opportunities Fund
      Putnam VT New Value Fund
      Putnam VT Voyager Fund
T. ROWE PRICE EQUITY SERIES, INC.
      New America Growth Portfolio
      Personal Strategy Balanced Portfolio
T. ROWE PRICE INCOME SERIES, INC.
      Limited-Term Bond Portfolio


----------


* Net Total Annual Expenses do not reflect any voluntary waivers of fees and expenses, or any expense reductions resulting from directed brokerage arrangements.


ISSUING THE POLICY
--------------------------------------------------------------------------------

GENERAL INFORMATION

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.

Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse. Generally, only an employee is eligible to be an Insured under an Executive Program Policy.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. However, we may establish a higher maximum Face Amount for Executive Program Policies. Executive Program Policies under a Group contract or an employer-sponsored insurance program generally have a current minimum level of $100,000, and a maximum Face Amount in excess of $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")

On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

For some Group Contracts or other employer-sponsored insurance program, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or other program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")


SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer) who chooses which charge structure will apply to the Policies issued to the Contractholder's employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per policy administrative charge into an increase in our insurance rates, we must assume an average Policy face amount. If the actual aggregate premiums paid or the actual average Policy face amount differs from our assumptions, then the total charges under Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy face amount (for administrative expenses) and the increase is spread across all employees. Therefore, for employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for employees whose face amount is larger than the assumed face amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.


PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

     .    to independent contractors of the employer;


     . if state law restrictions make issuance of a Group Contract impracticable; or


     . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

     . to persons who wish to continue coverage after a Group Contract has terminated;
     . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be
--------------------
actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.


Guaranteed Issue. We generally will issue the Policy and any spouse and
-----------------
children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.


Simplified Underwriting. We will follow simplified underwriting procedures
------------------------
rather than guaranteed issue procedures if:

     .    the Face Amount exceeds the Guaranteed Issue Amount described above;
     .    the Policy has previously been offered to the employee;
     . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
     . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued
-----------------
under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

     .    the date insurance coverage begins on the Policy applied for;
     . the date a Policy other than the Policy applied for is offered to the applicant;
     . the date the Company notifies the applicant that the application for any proposed Insured is declined;
     .    60 days from the date of application; or
     . the date the applicant's employment with the Contractholder or sponsoring employer terminates.


Employee's Spouse. Before issuing a Policy to an employee's spouse, we must
------------------
receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.

Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy
-----------
Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:


     .    the appropriate application for Individual Insurance is signed;
     .    the initial premium has been paid prior to the Insured's death;
     .    the Insured is eligible for the Policy; and
     . the information in the application is determined to be acceptable to the Company.


RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of
-------------------------
receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an
--------------------------------------
increase in Face Amount within the later of:

     . 20 days from the date the Owner received the new Policy specifications pages for the increase; or
     .    45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;

     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

     .    to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
--------------------------------------------------------------------------------

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Administrative Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates (See "Conversion
Rights--Conversion Right upon Termination of the Group Contract or Change in

Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

PREMIUM LIMITATIONS

Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order.


We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges - Cost of Insurance Rates.) We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


REFUND OF EXCESS PREMIUM FOR MODIFIED ENDOWMENT CONTRACTS ("MECS")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:

     . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.

     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.

     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.

     . We will allocate net premiums after the initial net premium as of the date we receive it at our Administrative Office according to an Owner's current premium allocation instructions, unless otherwise specified.

     . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.

     . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General
          Account-Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

THE COMPANY

Metropolitan Life Insurance Company ("MetLife") is a stock life insurance company formed under the laws of the state of New York in 1868; its main office is located at 200 Park Avenue, New York, NY 10166. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Through its subsidiaries and affiliates, MetLife is a leading provider of insurance and other financial services to individual and institutional customers. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is an indirect, wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Policy value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

     . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED BY the withdrawal percentage limit shown on the Policy's specifications page, or
     .    the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account. Death benefit amounts paid from the General Account are subject to the claims paying ability of the Company.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.

           FUND                  INVESTMENT MANAGER                            INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------
DWS VARIABLE SERIES I

DWS International VIP         Deutsche Investment        Seeks long-term growth of capital primarily through diversified
                              Management Americas Inc    holdings of marketable foreign equity investments.

DWS VARIABLE SERIES II

DWS Money Market VIP          Deutsche Investment        Seeks maximum current income to the extent consistent with
                              Management Americas Inc    stability of principal.

FIDELITY(R) VARIABLE
INSURANCE PRODUCTS

VIP Contrafund(R) Portfolio   Fidelity Management &      Seeks long-term capital appreciation.
                              Research Company

           FUND                  INVESTMENT MANAGER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio   Fidelity Management &      Seeks reasonable income. The fund will also consider the
                              Research Company           potential for capital appreciation. The Fund's goal is to
                                                         achieve a yield which exceeds the composite yield on the
                                                         securities comprising the Standards & Poor's 500 Index(SM)(S&P
                                                         500(R)).

VIP Freedom 2010 Portfolio    Strategic Advisers         Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio    Strategic Advisers         Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio    Strategic Advisers         Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.

VIP Growth Portfolio          Fidelity Management &      Seeks to achieve capital appreciation.
                              Research Company

VIP Index 500 Portfolio       Fidelity Management &      Seeks investment results that correspond to the total return of
                              Research Company           common stocks publicly traded in the United States, as
                                                         represented by the S&P 500(R).

VIP Mid Cap Portfolio         Fidelity Management &      Seeks long-term growth of capital.
                              Research Company
MET INVESTORS SERIES TRUST
MFS(R) Emerging Markets       Met Investors Advisory     Seeks capital appreciation.
Equity Portfolio              LLC; Massachusetts
                              Financial Services
                              Company is the
                              sub-advisor

           FUND                  INVESTMENT MANAGER                          INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND,
INC.

Russell 2000(R)               MetLife Advisers, LLC;     Seeks to equal the return of the Russell 2000 Index.
Index Portfolio               MetLife Investment
                              Advisors Company, LLC is
                              the sub-advisor./(1)/

MFS(R) VARIABLE INSURANCE
TRUST/SM/

MFS(R) Emerging Growth        Massachusetts Financial    Seeks capital appreciation.
Series                        Services Company.

MFS(R) Global Equity Series   Massachusetts Financial    Seeks capital appreciation.
                              Services Company
PUTNAM VARIABLE TRUST
Putnam VT High Yield Fund     Putnam Investment          Seeks high current income. Capital growth is a secondary goal
                              Management, LLC            when consistent with achieving high current income.

Putnam VT Income Fund         Putnam Investment          Seeks high current income consistent with what Putnam
                              Management, LLC            Management believes to be prudent risk.

Putnam VT New Opportunities   Putnam Investment          Seeks long-term capital appreciation.
Fund                          Management, LLC

Putnam VT New Value Fund      Putnam Investment          Seeks long-term capital appreciation.
                              Management, LLC
Putnam VT Voyager Fund        Putnam Investment          Seeks capital appreciation.
                              Management, LLC

T. ROWE PRICE EQUITY
SERIES, INC.

New America Growth            T. Rowe Price              Seeks to provide long-term growth of capital by investing
Portfolio                     Associates, Inc.           primarily in the common stocks of growth companies.

Personal Strategy Balanced    T. Rowe Price              Seeks the highest total return over time consistent with an
Portfolio                     Associates, Inc.           emphasis on both capital growth and income.

T. ROWE PRICE FIXED INCOME
SERIES, INC.

Limited-Term                  T. Rowe Price              Seeks a high level of income consistent with moderate
Bond Portfolio                Associates, Inc.           fluctuations in principal value.




In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY AND KEEP THEM FOR FUTURE REFERENCE.

Certain Payments We Receive with Regard to the Funds. An investment adviser
----------------------------------------------------
(other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory
LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners through their indirect investment in the Funds bear the costs of these advisory fees. (See the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC, and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Range of Annual Fund Operating Expenses" for information on the management fees paid by the fund to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the advisers to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on
------------------
several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners. In some cases, we have included Funds based on recommendations made by selling firms. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to
--------------------------------------------
compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .    eliminate or combine one or more Divisions;
     .    substitute one Division for another Division; or
     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .    operated as a management company under the 1940 Act;
     . deregistered under that Act in the event such registration is no longer required; or
     .    combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in
------------------
the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.


POLICY VALUES
-------------

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS
     .    interest at the rate of 4% per year; PLUS
     . any excess interest which we credit and any amounts transferred into the General Account; LESS
     . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.

Net Investment Factor. The Net Investment Factor measures the investment
---------------------
performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.

Number of Units. The number of units in any Division of the Separate Account at
---------------
the end of any valuation day equals:

     .    the initial units purchased at the unit value on the Issue Date; PLUS
     .    units purchased with additional net premiums; PLUS
     . units purchased via transfers from another Division, the General Account, or the Loan Account; MINUS
     .    units redeemed to pay for monthly deductions; MINUS
     .    units redeemed to pay for partial withdrawals; MINUS
     . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor
----------
method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; PLUS
     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; MINUS
     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
     . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; MINUS
     . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
---------------

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

     .    the death benefit (described below); PLUS
     .    any additional insurance provided by rider; MINUS
     .    any unpaid monthly deductions; MINUS
     .    any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.

Under Option A, the death benefit is:
      --------

     .    the current Face Amount of the Policy or, if greater,
     .    the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:
      --------

     . the current Face Amount plus the Cash Value of the Policy or, if greater,
     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable
------------------------------------
investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.


Face Amount Increases. An Owner may increase Face Amount by submitting a written
---------------------
request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.

Face Amount Decreases. An Owner may decrease the Face Amount by written request
---------------------
to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.


A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

SETTLEMENT OPTIONS

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office.

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding these riders or receiving accelerated death benefits are uncertain. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy-Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a
---------
form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one
-------------------
partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $100. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct the amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the General Account and the Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received. Transfer requests received before the New York Stock Exchange closes for regular trading receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
     . We will consider all transfer requests received on the same Valuation Day a single transfer request.
     . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division or the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (i.e., the MFS(R) Global Equity Series, Putnam High Yield Fund, DWS International VIP, the Metropolitan Series Fund Russell 2000(R) Index Portfolio and the Met Investors Series Trust MFS(R) Emerging Markets Equity Portfolio - the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified Funds under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate market timing in any Funds and there are no arrangements in place to permit any Owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a
---------------------
predetermined amount of money from the DWS Money Market VIP Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each monthly anniversary or after close of business on the next business day following each monthly anniversary should your monthly anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the DWS Money Market VIP Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically
--------------------------------------
reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may, by request
---------------
in writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus
(b), where

     .    (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and
     .    (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division and the General Account bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year
--------------------------------------
on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account on a pro-rata basis in the proportions that the portions of the Cash Value in the General Account and each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn
-----------------------------------
interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her
-------------------------
Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding

Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently
----------------------
affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.


There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHTS

Conversion Right to a Fixed Benefit Policy. An Owner may, upon written request
------------------------------------------
convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Conversion Right upon Termination of the Group Contract or Change in Insured's
------------------------------------------------------------------------------
Eligibility
-----------

GROUP CONTRACTS WITH AUTOMATIC CONTINUATION OF COVERAGE. Under some Group
-------------------------------------------------------
Contracts, as long as the Certificate is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Certificate has lapsed and is not in force, the right to reinstate and to convert a lapsed Certificate remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Payment and Allocation of Premiums--Premiums.")


If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.


When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE. Under certain group
-----------------------------------------------------------
contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Contract has been amended to end life insurance coverage for an eligible class of employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)

If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a
--------------------------
personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

      . We will employ reasonable procedures to confirm that instructions are genuine.
      . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
      . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to the Owner.
      . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons.

These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

      . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
      . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover:
            (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
      . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table
C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

      .     the death benefit, cash and loan benefits under the Policy
      .     investment options, including premium allocations
      .     administration of elective options

      .     the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

      .     costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
      .     overhead and other expenses for providing services and benefits
      .     sales and marketing expenses
      .     other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

      . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
      . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.

TRANSACTION CHARGES


Premium Expense Charge. Before we allocate net premiums among the Divisions
-----------------------
pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") guaranteed not to exceed 1% of each premium payment. For certain Policies that are deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge guaranteed not to exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.

The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.

Premium Tax Charge. Many states and localities impose a tax on premiums received
-------------------
by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer choose the Group A or Group B charges structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25% from all Policies. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.


Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of
--------------------------------------
Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of
----------------
his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction. We will make the monthly deduction on the Investment Start
------------------
Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .    the cost of insurance charge;


     .    a monthly administrative charge (if applicable);


     .    the charges for any riders.


Cost of Insurance Charge. We assess a monthly cost of insurance charge on each
-------------------------
Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy

Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.

We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. We determine the cost of insurance rates for the initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in either the 1980 CSO Table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.


NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess either an explicit monthly
-----------------------------
administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our insurance rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. In no event will the monthly administrative charge exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.


These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any
------------------
additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.

     . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

     . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.

     . WILL PREPARATION RIDER. This rider provides a will preparation service through a MetLife affiliate. The service provides for a will to be prepared by attorneys designated by our affiliate. There is no cost for this rider. However, if you choose to have an attorney other than the designated attorney prepare the will, you must pay the attorney's fees directly and you will be reimbursed for the lesser of the amount you paid for the attorney's services and the amount customarily reimbursed for such services by our affiliate.

Mortality and Expense Risk Charge. We will deduct a daily charge from the
----------------------------------
Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge. We currently charge interest on Policy loans at an annual
---------------------
interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be
-----------
excludible from the gross income of the beneficiary to the extent provided in
Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life
-----------------------------
insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.
--------------------------------------------------------------------------
Policies classified as modified endowment contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

     (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 (1)/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified
---------------------------------------------------------------------------
Endowment Contracts. Distributions other than death benefits, including
--------------------
distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your
-------------------------
aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a
-------------
Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are
------------
generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue
-----------------------------------------------------
Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or
------------------
our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences
--------------------------------------------------
associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is
-------------------------------------------------------------
owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar
-------------------------------
insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Deferred Compensation - A qualified tax adviser should be consulted concerning the application of section 409A when a Policy is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.


Alternative Minimum Tax. There may also be an indirect tax upon the income in
------------------------
the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy
----------------------------------------------------
or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth
----------------------------------------------------------
and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 in 2006-2008, and $3,500,000 in 2009.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The
------------------------------------------------------------------------
discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory
-------------------------
changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

WE HAVE THE RIGHT TO MODIFY THE POLICY IN RESPONSE TO LEGISLATIVE OR REGULATORY CHANGES THAT COULD OTHERWISE DIMINISH THE FAVORABLE TAX TREATMENT OWNERS CURRENTLY RECEIVE. WE MAKE NO GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY AND DO NOT INTEND THE ABOVE DISCUSSION AS TAX ADVICE.

Our Income Taxes. Under current federal income tax law, we are not taxed on the
-----------------
Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits
---------------------------------------------------
related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
--------------------------------------------------------------------------------

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

     .    Waiver of Monthly Deductions Rider
     .    Children's Life Insurance Rider
     .    Spouse's Life Insurance Rider
     .    Accelerated Death Benefit Settlement Option Rider
     .    Will Preparation Rider

DISTRIBUTION OF THE POLICIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives. We pay commissions to these selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents.

Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

We may compensate MetLife insurance agents and other MetLife employees for referrals. Representatives registered with our affiliated selling firms ("MetLife Registered Representatives") may be eligible for additional compensation based on the sale of the Policy. (See "MetLife Registered Representatives.") We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other
Intermediaries.")

Commissions Paid to Selling Firms
---------------------------------

The maximum commissions payable to a selling firm are one of the following options:

OPTION   FIRST YEAR   RENEWAL YEARS
-----------------------------------
  1         A+B            a+b
  2         A+B            a+c
  3       A+X+Y+Z           a

----------

A = 25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.
B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.
a = 25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.
b = 1% of premiums in excess of the cost of insurance assessed during that
    Policy Year.
c = Up to 0.25% per year of the average Cash Value of a Policy during a
    Policy Year.
X = 20% of the first Policy Year premiums received up to an amount that equals:
    the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.
Y = 2% of any unscheduled premiums received.
Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.


MetLife Registered Representatives
----------------------------------

MetLife Registered Representatives and their managers may be eligible for cash compensation such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and benefits. The amount of this additional cash compensation is based primarily on the amount of MetLife products sold. MetLife products are those issued by us or our affiliates. MetLife Registered Representatives must meet a minimum level of sales of MetLife products in order to maintain their employment or agent status with us and in order to be eligible for other cash compensation. Managers who supervise these MetLife Registered Representatives may be entitled to additional cash compensation based on sales of MetLife products by the MetLife Registered Representatives they supervise. For some of our affiliates, managers may pay a portion of their compensation to their MetLife Registered Representatives. Because the additional cash compensation paid to these MetLife Registered Representatives and their managers is primarily based on sales of MetLife products, these MetLife Registered Representatives and their managers have an incentive to favor the sale of MetLife products over other products issued by non-affiliates.

MetLife Registered Representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Compensation Paid to Selling Firms and Other Intermediaries
-----------------------------------------------------------

We enter into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If you purchase a MetLife product through an Intermediary, we may pay the Intermediary base commission and other forms of compensation for the sale and renewal of MetLife products and fees for the administration and service of MetLife products, or remit compensation to the Intermediary on your behalf, if you are a plan sponsor. As recognized by the National Association of Insurance Commissioners in its Producer Licensing Model Act, compensation may include payments, commissions, fees awards, overrides, bonuses, contingent commissions, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, we may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements). The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.

If you would like further information, ask your Intermediary or a MetLife representative for specific details concerning your Intermediary's compensation arrangement with MetLife.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy or from the General Account of the Company.

GENERAL PROVISIONS OF THE GROUP CONTRACT
--------------------------------------------------------------------------------

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance provided by the Certificates will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. (See "Conversion Rights--Group Contracts with Automatic Continuation of Coverage.") Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
--------------------------------------------------------------------------------

PAYMENT OF PROCEEDS

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy
----------------------------------
ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

Settlement Options. We generally will pay Policy benefits in a lump sum payment.
-------------------
By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option. The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
     .    the SEC by order permits postponement for the protection of Owners; or
     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% (currently 4%) per year for the period of the deferment.

STATE VARIATIONS
--------------------------------------------------------------------------------

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Company, General American Life Insurance Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
--------------------------------------------------------------------------------

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (314-862-4502). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

DIVISION--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.


FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

HOME OFFICE--200 Park Avenue, New York, NY 10166

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and for the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and, for Policies with Group A charge structure, any charge for premium taxes.


OBRA--Omnibus Budget Reconciliation Act of 1990.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

Additional Policy Information.............................................     3
   The Policy
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Determination of Cash Value in Each Separate Account Division
   Cost of Insurance
   Federal Tax Matters
Additional Benefits and Riders............................................     6
   Waiver of Monthly Deductions Rider
   Children's Life Insurance Rider
   Spouse's Life Insurance Rider
   Accelerated Death Benefit Settlement Option Rider
   Will Preparation Rider
Distribution of the Policies..............................................     8
More Information About the Company........................................     8
   The Company
Other Information.........................................................     9
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Additional Information
   Financial Statements
Appendix--Death Benefit Applicable Percentage Table.......................   A-1

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-7534

     GROUP AND INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                    Issued by

                       METROPOLITAN LIFE INSURANCE COMPANY

      DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:
      --------------------------------------------------------------------
                              190 CARONDELET PLAZA
                               ST. LOUIS, MO 63105
                                 (800)-685-0124

                                   PROSPECTUS


                                 APRIL 28, 2008


This Prospectus describes flexible premium variable life insurance policies (the "Contracts") offered by Metropolitan Life Insurance Company (the "Company," "MetLife," "we," "our," or "us") which are designed for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and the Individual Policy are very similar and are collectively referred to in this Prospectus as "Policy" or "Policies."

This prospectus also describes Contracts originally issued by Paragon Life Insurance Company that have become Contracts of MetLife as a result of the merger of Paragon Life Insurance Company with MetLife, as the surviving company. Insurance obligations under Contracts originally issued by Paragon Life Insurance Company are guaranteed by General American Life Insurance Company ("Guarantor"). The Guarantor does not guarantee Contract value or the performance of the investment performance of the investment options available under the Contracts.

The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured. This prospectus provides information that a prospective owner should know before investing in the Policy. An Owner (also "you") should consider the Policy in conjunction with other insurance you own. Replacing any existing life insurance with this Policy may not be to your advantage. It also may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.

You may allocate net premiums to the General Account or to the Divisions of Paragon Separate Account B (the "Separate Account"). Each division invests solely in one of the Funds listed below.

A full description of the Funds is contained in the prospectus for each Fund, which must accompany this Prospectus. Please read these documents carefully before investing, and save them for future reference.

PLEASE NOTE THAT THE POLICIES AND THE FUNDS:

     .    ARE NOT GUARANTEED TO ACHIEVE THEIR GOALS;
     .    ARE NOT FEDERALLY INSURED;
     .    ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY; AND
     .    ARE SUBJECT TO RISKS, INCLUDING LOSS OF THE AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED THAT THIS PROSPECTUS IS ADEQUATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The following Funds are available through this Policy:

                     FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                             (INITIAL CLASS SHARES)
                           VIP Contrafund(R) PortfoliO
                           VIP Equity-Income Portfolio
                           VIP Freedom 2010 Portfolio
                           VIP Freedom 2020 Portfolio
                           VIP Freedom 2030 Portfolio
                              VIP Growth Portfolio
                            VIP High Income Portfolio
                             VIP Index 500 Portfolio
                       VIP Investment Grade Bond Portfolio
                              VIP Mid Cap Portfolio
                           VIP Money Market Portfolio
                             VIP Overseas Portfolio
                            VIP Real Estate Portfolio
                               VIP Value Portfolio

                    METROPOLITAN SERIES FUND, INC. (CLASS A)
                         Russell 2000(R) Index PortfoliO

                        T. ROWE PRICE EQUITY SERIES, INC.
                      Personal Strategy Balanced Portfolio

                     T. ROWE PRICE FIXED INCOME SERIES, INC.
                           Limited-Term Bond Portfolio

                                                                           50457

                                TABLE OF CONTENTS

Policy Benefits/Risks Summary..............................................    4
   Policy Benefits
   Policy Risks
   Fund Risks
Fee Table..................................................................    9
Issuing the Policy.........................................................   13
   General Information
   Selection of Charge Structure (Group A, Group B, Group C)
   Procedural Information
   Right to Examine Policy (Free Look Right)
   Ownership Rights
   Modifying the Policy
Premiums...................................................................   17
   Minimum Initial Premium
   Premium Flexibility
   Continuance of Insurance under Certain Group Contracts
   Premium Limitations
   Refund of Excess Premium for Modified Endowment Contracts ("MECs")
   Allocation of Net Premiums and Cash Value
The Company and the General Account........................................   19
   The Company
   Guarantee of Insurance Obligations
   The General Account
The Separate Account and the Funds.........................................   20
   The Separate Account
   The Funds
Policy Values..............................................................   24
   Policy Cash Value
   Cash Surrender Value
   Cash Value in the General Account
   Cash Value in Each Separate Account Division
Policy Benefits............................................................   26
   Death Benefit
   Death Benefit Options
   Changing Death Benefit Options
   Changing Face Amount
   Settlement Options
   Accelerated Death Benefits
   Surrender and Partial Withdrawals
   Transfers
   Automatic Investment Strategies
   Loans
   Conversion Rights
   Payment of Benefits at Maturity
   Facsimile and Internet Requests
Policy Lapse and Reinstatement.............................................   35
   Lapse
   Reinstatement
Charges and Deductions.....................................................   36
   Transaction Charges
   Periodic Charges
   Federal Taxes
   Variations in Charges
   Annual Fund Operating Expenses
Federal Tax Matters........................................................   40
   Tax Status of the Policy

   Tax Treatment of Policy Benefits
Additional Benefits and Riders.............................................   44
Distribution of the Policies...............................................   45
   Compensation Paid to Selling Firm
   Compensation Paid to Selling Firms and Other Intermediaries
General Provisions of the Group Contract...................................   46
   Issuance
   Premium Payments
   Grace Period
   Termination
   Right to Examine Group Contract
   Entire Contract
   Incontestability
   Ownership of Group Contract
General Matters Relating to the Policy.....................................   48
   Payment of Proceeds
   Postponement of Payments
State Variations...........................................................   49
Legal Proceedings..........................................................   49
Financial Statements.......................................................   49
Glossary...................................................................   50
Statement of Additional Information Table of Contents......................   52

POLICY BENEFITS/RISKS SUMMARY
--------------------------------------------------------------------------------

This Policy is a flexible premium variable life insurance policy. The Policy is "variable" because, unlike the fixed benefits under other types of life insurance products, the Cash Value and, under certain circumstances, the death benefit under the Policy, may increase or decrease depending upon the investment experience of the Divisions of the Separate Account, the amount of interest we credit to the General Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE ANY MINIMUM CASH VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludible from the gross income of the beneficiary under that policy, and the policyowner is not deemed to be in constructive receipt of the cash value of the policy until there is a distribution. However, other taxes, such as estate taxes may apply to any death benefit proceeds that are paid.

The following summary of Prospectus information describes the Policy's important benefits and risks. The sections in the Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THE PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

                                 POLICY BENEFITS

PREMIUMS
--------

FLEXIBILITY OF PREMIUMS: The Contractholder or sponsoring employer will make planned premiums on behalf of an Owner equal to an amount that Owner authorizes to be deducted from his or her wages. An Owner may skip planned premium payments and may make unscheduled premium payments at any time and in any amount, subject to certain limitations.

CANCELLATION PRIVILEGE: The free look period begins when an Owner receives his or her Policy. An Owner may return the Policy during this period for a refund. We will refund an amount equal to all premiums paid under the Policy. The free look period generally ends within 20 days of receiving the Policy or such longer period as state law requires. A free look period also begins if an Owner requests an increase in Face Amount for that increase.

DEATH BENEFIT
-------------

We pay death benefit proceeds to the Beneficiary once we have received satisfactory proof of the Insured's death, or to the Owner, before the Insured's death and under circumstances described in available riders. The death benefit proceeds equal the death benefit PLUS any additional benefit provided by rider and MINUS any outstanding Indebtedness and any unpaid monthly deductions.

An Owner may choose between two death benefit options available under the Policy. After the first Policy Anniversary, an Owner may change the death benefit option while the Policy is in force. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES. We calculate the amount available under each death benefit option as of the Insured's date of death.

     . DEATH BENEFIT OPTION A is a "Level Type" death benefit equal to the Face Amount of the Policy or, if greater, a percentage of Cash Value based on federal tax law requirement.

     . DEATH BENEFIT OPTION B is an "Increasing Type" death benefit equal to the Face Amount of the Policy plus the Cash Value or, if greater, a percentage of Cash Value based on federal tax law requirement. This option is the only option presented for purchase for certain Group Contracts and employer-sponsored programs.

So long as a Policy remains in force, the death benefit under either option will be at least equal to the current Face Amount. The death benefit will never be less than the minimum amount required for the Policy to be treated as life insurance under U.S. Federal income tax rules, as in effect on the date the Policy was issued.

ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER: Under the Accelerated Death Benefit Settlement Option rider, you may receive an accelerated payment of a portion of your death benefit if the Insured is terminally ill or, in only certain states, permanently confined to a nursing home. The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

SURRENDERS, PARTIAL WITHDRAWALS, TRANSFERS AND LOANS
----------------------------------------------------

SURRENDERS: At any time that a Policy is in effect, an Owner may elect to surrender the Policy and receive its Cash Surrender Value. A SURRENDER MAY HAVE TAX CONSEQUENCES.

PARTIAL WITHDRAWALS: After the first Policy Year, an Owner may request to withdraw part of the Cash Surrender Value once each Policy Month. PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE (TERMINATE WITHOUT VALUE).

TRANSFERS: Subject to certain restrictions, an Owner may transfer Cash Values among the Divisions of the Separate Account or General Account, if available. (An Owner has additional transfer rights under the Policy, including, but not limited to, the conversion privilege by which, during the first 2 years of the Issue Date of the Policy, an Owner may, upon written request, convert a Policy still in force to a fixed benefit life insurance policy). There are restrictions on transfers involving the General Account. We may restrict transfers in the future or even revoke the transfer privilege for certain Policy Owners. For additional information on the restrictions we may impose on transfers and the costs and risks to you that can result from disruptive trading activities, see "Transfers--Frequent Transfers Among Divisions."

LOANS: After the first Policy Anniversary an Owner may borrow against the Cash Value of a Policy. We transfer a portion of the Cash Value equal to the amount of the loan and the loan interest due from each Division of the Separate Account or the General Account to the Loan Account as collateral for the Loan. The maximum amount you may borrow is an amount equal to 85% of the Cash Value on the date the loan is requested less any outstanding Indebtedness. We charge interest on the amount of the Policy Loan at an annual rate of 8%. We will credit interest on amounts in the Loan Account at an annual rate of at least 5%. LOANS MAY HAVE TAX CONSEQUENCES.

OTHER POLICY BENEFITS
---------------------

OWNERSHIP RIGHTS: While the Insured is living, the Owner of the Policy may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, making transfers, and changing premium allocations.


GUARANTEED ISSUE: Acceptance of an application for a Policy is subject to our underwriting rules. We generally will issue the Policy and any children's insurance rider applied for by an employee pursuant to our guaranteed issue procedure. Under this procedure, the employee purchasing a Policy for the first time must answer qualifying questions in the application for Individual Insurance, but is not required to submit to a medical or paramedical examination. (Under each of the underwriting methods used for the Policies--guaranteed issue and simplified issue--healthy individuals will pay higher cost of insurance rates than they would under substantially similar policies using different underwriting methods.) The Face Amount for which an employee may apply under the guaranteed issue procedure is subject to certain maximums.


INTERIM INSURANCE: Before full insurance coverage takes effect, an Owner may receive interim insurance coverage (subject to our underwriting rules and Policy conditions). Interim insurance coverage cannot exceed the maximum Face Amount that an Owner may apply for under the guaranteed issue procedure.

GENERAL ACCOUNT: You may place money in the General Account where it earns at least 4% annual interest. We may credit higher rates of interest, but are not obligated to do so.

SEPARATE ACCOUNT: You may direct the money in your Policy to any of the Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed on the cover of this prospectus.

CASH VALUE: Cash Value is the sum of your amounts in the General Account, the Loan Account, and the Divisions of the Separate Account. Cash Value varies from day to day, depending on the investment performance of the Divisions you choose, interest we credit to the General Account, charges we deduct, and other transactions (e.g., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM CASH VALUE.

ADDITIONAL BENEFITS AND RIDERS: We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. We generally deduct any monthly charges for these options and riders from Cash Value as part of the monthly deduction. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders. Please contact us at our Administrative Office for further details.

SETTLEMENT OPTIONS: There may be other ways of receiving proceeds under the death benefit, provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Divisions of the Separate Account. More detailed information concerning these settlement options is available upon request from our Administrative Office.

CONVERSION RIGHTS: In the event that the Insured is no longer eligible for coverage under the Group Contract, either because the Group Contract has terminated or because the employee is no longer employed in the qualifying class by the Contractholder, some Group Contracts provide that the Individual Insurance provided by the Policy issued in connection with the Group Contract will continue unless the Policy is cancelled or surrendered by the Owner or there is insufficient Cash Surrender Value to prevent the Policy from lapsing.

If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. If an Individual Policy was issued in connection with a Group Contract, the Individual Policy will continue in force following the termination of the Group Contract.

Some group contracts may not have such a continuation of coverage provision and instead continuation of coverage may depend upon whether there is a succeeding plan of insurance. If there is no successor insurance, your Certificate will cease and we will pay the Cash Surrender Value to the succeeding carrier. If there is no successor insurance or if the succeeding carrier is unable to accept such Cash Surrender Value, your Certificate will cease and we will pay the Cash Surrender Value to you, unless you elect to exercise the paid-up insurance option using your Cash Surrender Value or to convert the coverage to a personal policy of life insurance.

                                  POLICY RISKS

INVESTMENT RISK
---------------

If you invest your Cash Value in one or more Divisions of the Separate Account, then you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Cash Value will decrease. In addition, we deduct Policy fees and charges from your Cash Value, which can significantly reduce your Cash Value. During times of poor investment performance, this deduction will have an even greater impact on your Cash Value. You COULD lose everything you invest and your Policy could lapse without value, unless you pay additional premium.

If you allocate premiums to the General Account, then we credit your Cash Value (in the General Account) with a declared rate of interest. You assume the risk that the interest rate on the General Account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES
------------------------------------------------

Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

POLICY LAPSE
------------

If an Owner's Cash Surrender Value is not enough to pay the monthly deduction and other charges, the Owner's Policy may enter a 62-day grace period. A shorter grace period applies to the Contract holder (the employer) of the Group Contract. We will notify the Owner that the Policy will lapse (terminate without value) unless the Owner makes sufficient payment during the grace period. An Owner's Policy also may lapse if an Owner's Indebtedness exceeds his or her Cash Value on any Monthly Anniversary. If either of these situations occurs, the Owner's Policy will be in default and the Owner must pay a specified amount of new premium to prevent his or her Policy from lapsing. Subject to certain conditions and our underwriting rules, you may reinstate a lapsed Policy within five years after the date of lapse and before the Maturity Date.

TAX TREATMENT
-------------

To qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

Depending on the total amount of premiums an Owner pays, the Policy may be treated as a modified endowment contract (MEC) under Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of your investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

U.S. withholding tax may apply to taxable Policy distributions that are made to non-U.S. persons. Additionally, non-U.S. persons who own a Policy, or are entitled to benefits under a Policy, should consult tax counsel regarding non-U.S. tax consequences.

YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER AND PARTIAL WITHDRAWALS
---------------------------------

We designed the Policy to meet long-term financial goals. To best realize the benefits available through the Policy--including the benefit of tax deferred build up of Cash Value, an Owner should purchase the Policy only if he or she has the financial ability to keep it in force for a substantial period of time. An Owner should not purchase the Policy if he or she intends to surrender all or part of the Policy Value in the near future. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. A SURRENDER, IN WHOLE OR IN PART, MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

We assess a partial withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may reduce the Face Amount as well as the death benefit. In certain circumstances, the reduction of the death benefit resulting from a partial withdrawal also may affect the cost of insurance charge and the amount of insurance protection afforded under a Policy. PARTIAL WITHDRAWALS MAY HAVE TAX CONSEQUENCES AND MAY INCREASE THE RISK THAT YOUR POLICY WILL LAPSE.

LOANS
-----

A Policy Loan, whether or not repaid, will affect Policy Value over time because we subtract the amount of the Policy Loan from the Divisions of the Separate Account and/or the General Account and hold that amount in the Loan Account. This loan collateral does not participate in the investment performance of the Divisions of the Separate Account.

We reduce the amount we pay on the insured's death, surrender, or the maturity of the Policy, by the amount of any Indebtedness. An Owner's Policy may lapse (terminate without value) if the Indebtedness exceeds the Cash Value on any Monthly Anniversary.

A POLICY LOAN MAY HAVE TAX CONSEQUENCES. If an Owner surrenders the Policy or allows the Policy to lapse or if the Policy terminates while a Policy Loan is outstanding, the amount of the outstanding Indebtedness, to the extent it has not previously been taxed, will be added to any amount an Owner receives and taxed accordingly.

                                   FUND RISKS

A comprehensive discussion of the risks of each of the Funds may be found in each Fund's prospectus. Please refer to the prospectuses for the Funds for more information. THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

                                    FEE TABLE


The following tables describe the fees and expenses that an Owner will pay when buying, owning, and making partial withdrawals from the Policy./1/ The Contractholder (employer) chooses which charges, Group A, Group B or Group C, will apply to the Policies issued to the employees of the employer (See "Issuing the Policy - Selection of Charge Structure, Group A, Group B and Group C").

The table below describes the fees and expenses that an Owner will pay at the time that he or she buys the Policy, makes partial withdrawals from the Policy, or transfers policy account value among the Separate Account Divisions and the General Account.



                                                      TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
                                                                                        AMOUNT DEDUCTED
                                                                                   MAXIMUM GUARANTEED CHARGE
                                                                      --------------------------------------------------
                CHARGE                WHEN CHARGE IS DEDUCTED               GROUP A         GROUP B         GROUP C
------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE CHARGE                        Upon receipt of
                                            each premium payment
..   FOR POLICIES ISSUED UNDER                                            1.00% of each   1.00% of each   1.00% of each
    GROUP CONTRACTS/(2)/                                                    premium         premium         premium
                                                                            payment         payment         payment

..   ONLY FOR POLICIES TREATED AS                                         2.00% of each   2.00% of each   2.00% of each
    INDIVIDUAL CONTRACTS                                                    premium         premium         premium
    UNDER OMNIBUS BUDGET                                                    payment         payment         payment
    RECONCILIATION ACT OF 1990/(3)/

PREMIUM TAX CHARGE                       Upon receipt of each premium    2.25% of each   2.25% of each    No charge
                                                   payment                  premium         premium
                                                                            payment         payment

PARTIAL WITHDRAWAL CHARGE                Upon each partial withdrawal    The LESSER of $25 or 2% of the amount withdrawn
                                                from the Policy

TRANSFER CHARGE                         Upon transfer in excess of 12                   $25 per transfer
                                               in a Policy Year

ACCELERATED DEATH BENEFIT             At the time an accelerated death
ADMINISTRATIVE CHARGE                           benefit is paid                              $100


----------


/(1)/ We may charge fees and use rates that are lower than the maximum guaranteed charges reflected in the tables. Current charges are the fees and rates currently in effect. Any changes in current charges will be prospective and will never exceed the maximum charge.

/(2)/  The current charge is 0.75% of each premium payment.

/(3)/  The current charge is 1.75% of each premium payment.

The following table describes the periodic fees and expenses, other than Fund operating expenses, that an Owner will pay during the time that he or she owns the Policy. The table also includes rider charges that will apply if an Owner purchases any rider(s).



               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
               ---------------------------------------------------
                                                                                        AMOUNT DEDUCTED
                                                                                   MAXIMUM GUARANTEED CHARGE
                                                                ----------------------------------------------------------
               CHARGE            WHEN CHARGE IS DEDUCTED                  GROUP A                 GROUP B       GROUP C
--------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(1)/   On the Investment Start Date and     $6 per Policy per month           $0            $0
                                on each succeeding Monthly      during the first Policy Year
                                       Anniversary                and $3.50 per Policy per
                                                                   month in renewal years

MORTALITY AND EXPENSE RISK                Daily                 0.90% (annually) of the net assets of each Division of the
CHARGE/(2)/                                                                         Separate Account

LOAN INTEREST SPREAD/(3)/       On each Policy Anniversary                                              3.0%


----------


/(1)/ The Monthly Administrative Charge that applies to Group A is currently:
      $3.50% per Policy per month, for all Policy years for groups with fewer than 1000 employees eligible to be covered at issue of a group contract or an employer-sponsored insurance program, and; $2.00 per Policy per month, for all Policy years for groups with 1000 or more employees.

/(2)/ The Mortality and Expense Risk Charge is currently 0.75% (annually) of the net assets of each Division of the Separate Account.

/(3)/ Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed 8% annually) and the amount of interest we credit to the amount in your Loan Account (guaranteed minimum--5% annually, current minimum - 7.25%). While a Policy Loan is outstanding, loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
               ---------------------------------------------------
                                                                                                   AMOUNT DEDUCTED
                                                                               ---------------------------------------------------
                                                                                    MAXIMUM GUARANTEED CHARGE       CURRENT CHARGE
                                                                               ---------------------------------------------------
                                                                               GROUP CONTRACTS   GROUP CONTRACTS
                                                                                ISSUED BEFORE   ISSUED ON OR AFTER     ALL GROUP
                    CHARGE                          WHEN CHARGE IS DEDUCTED      1/1/09/(1)/       1/1/09/(2)/         CONTRACTS
----------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(3)/ (PER $1000 OF NET
AMOUNT AT RISK)
GROUP A                                          On the Investment Start Date
..   MINIMUM(4) CHARGE                             and each succeeding Monthly        $ 0.16           $ 0.30            $ 0.04
..   MAXIMUM(5) CHARGE                                     Anniversary                $31.31           $86.29            $11.94
..   CHARGE FOR AN INSURED, ATTAINED AGE 50, IN                                       $ 0.65           $ 1.30            $ 0.16
    A 250 PARTICIPANTS RATE CLASS

GROUP B                                          On the Investment Start Date
..   MINIMUM(4) CHARGE                             and each succeeding Monthly        $ 0.16           $ 0.30            $ 0.04
..   MAXIMUM(5) CHARGE                                     Anniversary                $31.31           $86.29            $13.13
..   CHARGE FOR AN INSURED, ATTAINED AGE 50, IN                                       $ 0.65           $ 1.30            $ 0.18
    A 250 PARTICIPANTS RATE CLASS

GROUP C                                          On the Investment Start Date
..   MINIMUM(4) CHARGE                             and each succeeding Monthly        $ 0.16           $ 0.30            $ 0.05
..   MAXIMUM(5) CHARGE                                     Anniversary                $31.31           $86.29            $14.43
..   CHARGE FOR AN INSURED, ATTAINED AGE 50, IN                                       $ 0.65           $ 1.30            $ 0.20
    A 250 PARTICIPANTS RATE CLASS



/(1)/ Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/09.

/(2)/ Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/09.

/(3)/ Cost of insurance rates vary based on the insured's Attained Age and rate class, and possibly the gender mix i.e., proportion of men and women covered under a particular group). The cost of insurance charges shown in the table may not be typical of the charges you will pay. (The charge for an insured attained age 50, in a 250 participants rate class assumes a Policy with $450,000 in Face Amount.) More detailed information concerning your cost of insurance charges is available on request from our Administrative Office.

/(4)/ This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in a 250 participants rate class.

/(5)/ This maximum charge is based on an insured with the following characteristics: Attained Age 94, smoker in a 250 participants rate class.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
               ---------------------------------------------------
                                                                                          AMOUNT DEDUCTED
                                                            ------------------------------------------------------------------------
                                                                  MAXIMUM GUARANTEED CHARGE                CURRENT CHARGE
                                                            ------------------------------------------------------------------------
                                                            GROUP CONTRACTS   GROUP CONTRACTS    GROUP CONTRACTS   GROUP CONTRACTS
                                           WHEN CHARGE IS    ISSUED BEFORE   ISSUED ON OR AFTER   ISSUED BEFORE   ISSUED ON OR AFTER
                 CHARGE                       DEDUCTED        1/1/04/(1)/        1/1/04/(2)/       1/1/04/(1)/        1/1/04/(2)/
-----------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(3)/
Waiver of Monthly Deductions Rider

GROUP A                                       On rider
..   MINIMUM/(4)/ CHARGE                    start date and        $0.01            $ 0.34              $0.01            $ 0.04
..   MAXIMUM/(5)/ CHARGE                    on each Monthly       $0.21            $96.64              $0.21            $13.37
..   CHARGE FOR AN INSURED, ATTAINED AGE      Anniversary         $0.08            $ 1.46              $0.08            $ 0.18
    50, IN A 250 PARTICIPANTS RATE CLASS

GROUP B                                       On rider
..   MINIMUM/(4)/ CHARGE                    start date and        $0.01            $ 0.34              $0.01            $ 0.05
..   MAXIMUM/(5)/ CHARGE                    on each Monthly       $0.21            $96.64              $0.21            $14.71
..   CHARGE FOR AN INSURED, ATTAINED AGE      Anniversary         $0.08            $ 1.46              $0.08            $ 0.20
    50, IN A 250 PARTICIPANTS RATE CLASS

GROUP C                                       On rider
..   MINIMUM/(4)/ CHARGE                    start date and        $0.01            $ 0.34              $0.01            $ 0.06
..   MAXIMUM/(5)/ CHARGE                    on each Monthly       $0.21            $96.64              $0.21            $16.16
..   CHARGE FOR AN INSURED, ATTAINED AGE      Anniversary         $0.08            $ 1.46              $0.08            $ 0.24
    50, IN A 250 PARTICIPANTS RATE CLASS


----------


/(1)/ Also applies to Individual Policies issued under an employer-sponsored insurance program established before 1/1/04. This charge is calculated based on $1.00 of waived deduction.

/(2)/ Also applies to Individual Policies issued under an employer-sponsored insurance program established on or after 1/1/04. The charge is calculated by increasing the cost of insurance rates by 12%.

/(3)/ Optional rider charges (except for the Accelerated Death Benefit
      Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 50, in a 250 participants rate class assumes a Policy with $450,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 50, in a 250 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

/(4)/ This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in a 250 participants rate class.

/(5)/ This maximum charge is based on an insured with the following characteristics: Attained Age 59, Unismoker in a 250 participants rate class.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
               ---------------------------------------------------

                                                                                                      AMOUNT DEDUCTED
                                                                                             -------------------------------
                       CHARGE                               WHEN CHARGE IS DEDUCTED             MAXIMUM GUARANTEED CHARGE
----------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:/(1)/
----------------------------
Children's Life Insurance                           On rider start date and on each Monthly
Rider (per $1000 of coverage)                                     Anniversary

..   MINIMUM AND MAXIMUM CHARGES FOR ALL CHILDREN                                                            $0.16

Spouse's Life Insurance                             On rider start date and on each Monthly
Rider (per $1000 of coverage)                                     Anniversary

                                                                                                            $0.15
..   MINIMUM/(2)/ CHARGE                                                                                     $5.16
..   MAXIMUM/(3)/ CHARGE
..   CHARGE FOR A SPOUSE, ATTAINED AGE 50, IN A 250                                                          $0.65
    PARTICIPANTS RATE CLASS

Accelerated Death Benefit Settlement Option Rider                     N/A                    (See "Accelerated Death Benefit
                                                                                                Administrative Charge" in
                                                                                             Transaction Fees table above.)


----------


/(1)/ Optional rider charges (except for the Accelerated Death Benefit
      Settlement Option Rider) are added to the monthly deduction and, except for the Children's Life Insurance Rider and the Spouse's Life Insurance Rider (which varies by the age of the spouse), generally will vary based on the individual characteristics of the insured. (The waiver of monthly deduction rider charge for an insured attained age 50, in a 250 participants rate class assumes a Policy with $450,000 in Face Amount. The spouse life insurance rider charge for a spouse attained age 50, in a 250 participants rate class assumes a Policy with $75,000 in Face Amount.) The optional charges shown in the table may not be typical of the charges you will pay. Your Policy will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Administrative Office.

/(2)/ This minimum charge is based on an insured with the following characteristics: Attained Age 17, Non-smoker, in a 250 participants rate class.

/(3)/ This maximum charge is based on an insured with the following characteristics: Attained Age 74, Unismoker in a 250 participants rate class.


For information concerning compensation paid for the sale of the Policies, see "Distribution of the Policies."


The following tables describe the fees and expenses deducted from Fund assets during the fiscal year ended December 31, 2007. The Fund expenses used to prepare this table were provided to MetLife by the Funds. MetLife has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown.

This table shows the lowest and highest total operating expenses (before contractual fee waivers or expense reimbursements) charged by the Funds for the fiscal year ended December 31, 2007. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.


RANGE OF ANNUAL FUND OPERATING EXPENSES


                                                                LOWEST   HIGHEST
--------------------------------------------------------------------------------
GROSS TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees, and other expenses)

The following table shows the annual operating expenses (before and after contractual fee waiver or expense reimbursement) charged by each Fund for the fiscal year ended December 31, 2007 as a percentage of the Fund's average daily net assets for the year.

                                              DISTRIBUTION                                         GROSS      AMOUNT OF
                                                 AND/OR                                            TOTAL      WAIVER OR
                                 MANAGEMENT     SERVICE         OTHER    ACQUIRED FUND FEES AND    ANNUAL    REIMBURSE-
FUND:                                FEE      (12B-1) FEES    EXPENSES          EXPENSES          EXPENSES      MENT
-----------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
   PRODUCTS -- (INITIAL
   CLASS SHARES)
   VIP Contrafund(R) Portfolio
   VIP Equity-Income
      Portfolio
   VIP Freedom 2010
      Portfolio
   VIP Freedom 2020
      Portfolio
   VIP Freedom 2030
      Portfolio
   VIP Growth Portfolio
   VIP High Income Portfolio
   VIP Index 500 Portfolio
   VIP Investment Grade
      Bond Portfolio
   VIP Mid Cap Portfolio
   VIP Money Market
      Portfolio
   VIP Overseas Portfolio
   VIP Real Estate Portfolio
   VIP Value Portfolio



                                                   DISTRIBUTION              ACQUIRED      GROSS     AMOUNT OF
                                                      AND/OR                 FUND FEES     TOTAL     WAIVER OR   NET TOTAL
                                      MANAGEMENT     SERVICE        OTHER       AND       ANNUAL    REIMBURSE-     ANNUAL
FUND:                                    FEE       (12B-1) FEES   EXPENSES   EXPENSES    EXPENSES      MENT      EXPENSES*
--------------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
    Russell 2000(R) Index Portfolio

T. ROWE PRICE EQUITY SERIES, INC.
   Mid-Cap Growth Portfolio+
   Personal Strategy Balanced
      Portfolio

T. ROWE PRICE FIXED INCOME
   SERIES, INC.
   Limited-Term Bond Portfolio

* Net Total Annual Operating Expenses do not reflect any voluntary waivers of fees or expenses, or any expense reductions resulting from directed brokerage arrangements.

+ This Fund was closed to new investments including dollar cost averaging and rebalancing programs on May 1, 2005.

ISSUING THE POLICY
--------------------------------------------------------------------------------

GENERAL INFORMATION

The Policies (either an Individual Policy or a Certificate) described in this Prospectus are designed for use in employer-sponsored insurance programs and are issued: either as policies in the form of Certificates pursuant to Group Contracts entered into between the Company and Contractholders or as individual Policies issued in connection with employer-sponsored insurance programs where Group Contracts are not issued.

The Contractholder (employer) owns the Group Contract, but does not have any ownership interest in the Policies issued under the Group Contract. Rights and benefits under the Policies inure to the benefit of the Owners (generally, employees), Insureds and Beneficiaries as set forth herein.


Generally, a Policy is available for Insureds between Issue Ages 17-70 who supply satisfactory evidence of insurability. We may issue Policies to individuals falling outside that range of Issue Ages, or decline to issue Policies to individuals within that range of Issue Ages. The Insured under a Policy is usually an employee of the Contractholder or sponsoring employer or the employee's spouse.

Currently, the minimum initial Face Amount is generally $25,000. The maximum Face Amount is generally $500,000. We reserve the right to modify at any time our minimum Face Amount on new contracts. The Owner may change the Face Amount (subject to the minimum and maximum amounts applicable to his or her Policy) and the death benefit option, but in certain cases evidence of insurability may be required. (See "Policy Benefits--Death Benefit.")


On behalf of Owners, the Contractholder will make planned premium payments under the Group Contract equal to an amount authorized by employees to be deducted from their wages. In addition, Owners may pay additional premiums. A similar procedure will apply when an Individual Policy is issued in connection with an employer-sponsored program.

For some Group Contracts or other employer-sponsored insurance program, if there is sufficient Cash Surrender Value, the individual insurance provided by the Certificate will continue should the Group Contract or other program cease or the employee's employment end. For other Group Contracts, continuation of coverage depends on whether there is a succeeding plan of insurance. (See "Conversion Rights--Conversion upon Termination of the Group Contract or Change in Insured's Eligibility.")


SELECTION OF CHARGE STRUCTURE (GROUP A, GROUP B AND GROUP C)

Three different charge structures are available for the administrative convenience of the Contractholder (employer) who chooses which charge structure will apply to the Policies issued to the Contractholder's employees. Group B and Group C may not be available to employer-sponsored programs that qualify as plans under ERISA. Please refer to the specifications page of your Policy to see which charge structure applies to your Policy.

The difference among the three groups is whether we will assess a premium tax charge or an administrative charge as an explicit charge or increase our insurance rates to include it in the cost of insurance charge. For Policies in Group A, we assess both of these charges as explicit charges. For Policies in Group B, we do not assess an explicit administrative charge; instead, we include the administrative charge in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A. For Policies in Group C, we do not assess an explicit administrative charge nor an explicit premium tax charge. We include both of these charges in our insurance rates resulting in a higher cost of insurance charge for these Policies than for the Policies in Group A or Group B.

It is our intention that the total amount of the charges under either the Group A, Group B or Group C charge structure be the same for employees in the aggregate under a Group Contract. However, in order to include a premium tax charge and an administrative charge in our insurance rates, we must make certain assumptions to calculate the amount by which the insurance rates must increase to cover these expenses. In order to convert a charge based on premiums into an increase in our insurance rates, we must assume the aggregate amount of premium that we expect to receive. To convert a per policy administrative charge into an increase in our insurance rates, we must assume an average Policy face amount. If the actual aggregate premiums paid or the actual average Policy face amount differs from our assumptions, then the total charges under

Group B or Group C will differ from the total charges under Group A. Since our assumptions are conservative, the total charges under Group B and Group C are likely to be higher than in Group A.

The total amount of charges may also be higher or lower for any particular employee depending on which charge structure the employer chooses. When we increase our insurance rates to cover a premium tax charge and an administrative charge, the increase is based on an assumed aggregate amount of premiums paid (for premium taxes) and on an assumed average Policy face amount (for administrative expenses) and the increase is spread across all employees. Therefore, for employees who do not make additional premium payments, total charges will be higher than they would have been had a premium tax charge been assessed as an explicit charge. Similarly, for employees whose face amount is larger than the assumed face amount, total charges will be higher than they would have been had an administrative charge been assessed as an explicit charge.


PROCEDURAL INFORMATION

We generally will issue a Group Contract to employers whose employees and/or their spouses meet the eligibility requirements for Owners (and/or Insureds) under the Group Contract. The class(es) of employees covered by a particular Group Contract is/are set forth in that Group Contract's specifications pages.

We will issue the Group Contract upon receipt and acceptance at our Administrative Office of an application for a group insurance signed by an appropriate officer of the employer. (See "General Provisions of the Group Contract--Issuance.") Individuals (i.e., eligible employees and/or their spouses) wishing to purchase a Policy, whether under a Group Contract or an employer-sponsored insurance program, must complete the appropriate application for individual insurance and submit it to our authorized representative or us at our Administrative Office. We will issue to each Contractholder either a Certificate or an Individual Policy to give to each Owner.

We will issue Individual Policies, rather than Certificates:

     .    to independent contractors of the employer;


     . if state law restrictions make issuance of a Group Contract impracticable; or


     . if the employer chooses to use an employer-sponsored insurance program that does not involve a Group Contract.


We will amend a Certificate issued under a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges:

     . to persons who wish to continue coverage after a Group Contract has terminated;
     . to persons who wish to continue coverage after they no longer are employed by the Group Contractholder.


Acceptance of an application is always subject to our underwriting rules, and we reserve the right to reject an application for any reason permitted by law.

Employee Eligibility. To be eligible to purchase a Policy, an employee must be
---------------------
actively at work at the time he or she submits the application for Individual Insurance. In addition, the Contractholder may determine specific classes to which the employee must belong to be eligible to purchase a Policy. "Actively at work" means that the employee must work for the Contractholder or sponsoring employer at the employee's usual place of work (or such other places as required by the Contractholder or sponsoring employer) for the full number of hours and the full rate of pay set by the employment practices of the employer. Ordinarily the time worked per week must be at least 30 hours. We reserve the right to waive or modify the "actively at work" requirement.

The Contractholder also may require that an individual be its employee as of a certain date or for a certain period of time. We will set forth this date or time period in the Group Contract specifications pages. Employees of any Associated Companies of the Contractholder will be considered employees of the Contractholder. We also may consider as an eligible employee an individual who is an independent contractor working primarily for the sponsoring employer. Applicable state law will determine whether an independent contractor receives an Individual Policy or a Certificate. If the employer is a partnership, a partner may be an eligible employee.


Guaranteed Issue. We generally will issue the Policy and any spouse and
-----------------
children's insurance rider applied for by the employee pursuant to our guaranteed issue underwriting procedure. We offer the guaranteed issue procedure only when an employee is first given the opportunity to purchase a Policy. Under this procedure, the employee is only required to answer qualifying questions in the application for Individual Insurance; the employee is not required to submit to a medical or paramedical examination. The maximum Face Amount that an employee can generally apply for under the guaranteed issue procedure ("Guaranteed Issue Amount") is three times the employee's salary, up to a ceiling that is based on the number of eligible employees under a Group Contract or other employer-sponsored insurance program.


Simplified Underwriting. We will follow simplified underwriting procedures
------------------------
rather than guaranteed issue procedures if:

     .    the Face Amount exceeds the Guaranteed Issue Amount described above;
     .    the Policy has previously been offered to the employee;
     . the requirements for guaranteed issue set forth in the application for Individual Insurance are not met; or
     . the Policy is offered through programs for which guaranteed issue underwriting is not available.

In addition, we will follow simplified underwriting procedures in connection with the issuance of a spouse or children's rider, if the employee is not eligible for guaranteed issue underwriting, or (even if the employee is eligible for guaranteed issue underwriting) if the spouse or child does not satisfy the guaranteed issue underwriting requirements set forth in the application for Individual Insurance.

Under simplified underwriting procedures, the employee must respond satisfactorily to certain health questions in the application. A blood test may be required. We will then determine whether a policy can be issued. (The underwriting method followed will affect cost of insurance rates. See "Charges and Deductions--Cost of Insurance Rates.")

Interim Insurance. After receiving a completed application for a Policy issued
------------------
under our guaranteed underwriting procedures, we may provide interim insurance in the amount of insurance applied for, up to the Guaranteed Issue Amount. Coverage under interim insurance will end on the earliest of:

     .    the date insurance coverage begins on the Policy applied for;
     . the date a Policy other than the Policy applied for is offered to the applicant;
     . the date the Company notifies the applicant that the application for any proposed Insured is declined;
     .    60 days from the date of application; or
     . the date the applicant's employment with the Contractholder or sponsoring employer terminates.


Employee's Spouse. Before issuing a Policy to an employee's spouse, we must
------------------
receive an appropriate application for Individual Insurance. We will subject the spouse to the simplified underwriting procedure described above; guaranteed issue underwriting is not available. In addition, a Spouse's Life Insurance Rider providing term insurance on the life of the spouse may be available under the Policy. To be eligible for insurance under this rider, the spouse must provide evidence of insurability at the time the employee signs the application for a Policy.


Issue Date. The Issue Date is used to determine Policy Anniversaries, Policy
-----------
Years, and Policy Months. The effective date for all coverage provided in the original application for Individual Insurance will not take effect until:

     .    the appropriate application for Individual Insurance is signed;
     .    the initial premium has been paid prior to the Insured's death;
     .    the Insured is eligible for the Policy; and
     . the information in the application is determined to be acceptable to the Company.

RIGHT TO EXAMINE POLICY (FREE LOOK RIGHT)

Initial Free Look Period. The Owner may cancel a Policy within 20 days of
-------------------------
receiving it or such longer period if required by state law. If a Policy is cancelled within this time period, a refund will be paid. The refund will equal all premiums paid under the Policy.

To cancel the Policy, the Owner should mail or deliver the Policy directly to us at our Administrative Office. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See "General Matters Relating to the Policy--Postponement of Payments.")

Free Look for Increase in Face Amount. Similarly, an Owner may cancel an
--------------------------------------
increase in Face Amount within the later of:

     . 20 days from the date the Owner received the new Policy specifications pages for the increase; or
     .    45 days after the Owner signed the application for the increase.

If an Owner cancels the Face Amount increase, he or she may request that we refund the amount of the additional charges deducted in connection with the increase. If no request is made, we will increase the Policy's Cash Value by the amount of these additional charges. We will allocate this amount among the Divisions in the same manner as it was deducted.

OWNERSHIP RIGHTS

The Policy belongs to the person named in the application, unless later changed. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. If the Owner is not the Insured and dies before the Insured, the Owner's interest will go to his or her estate unless otherwise provided. Before the Maturity Date, Owners may exercise their rights and privileges under the Policies, subject to the right of any assignee of record and any irrevocably designated beneficiary. The principal rights of the Owner include selecting and changing the beneficiary, changing the Owner, and assigning the Policy. Changing the Owner or assigning the Policy may have tax consequences. After the Maturity Date, the Owner cannot change the payee or the mode of payment of death benefit proceeds, unless otherwise provided in the Policy.

We reserve the right to limit or modify the manner in which an Owner may exercise the rights and privileges under the Policy. For example, we reserve the right to limit the number of Policy changes to one per Policy Year and to restrict such changes in the first Policy Year. Currently, no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in the death benefit under a Policy being included in gross income for failure to meet the requirements of Section 7702 of the Internal Revenue Code or any applicable successor provision.

We will send all reports and other notices described herein or in the Policy directly to the Owner.

MODIFYING THE POLICY

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president. No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

     . to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, or our Company, or the Separate Account is subject;
     . to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or
     .    to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, we reserve the right to amend the provision to conform to these laws.

PREMIUMS
--------------------------------------------------------------------------------

MINIMUM INITIAL PREMIUM

No insurance will take effect until the minimum initial premium is paid, and the health and other conditions including eligibility of the insured described in application for individual insurance must not have changed. The Contractholder or employer will pay the initial premium on behalf of the Owner. The initial premium for a Policy must at least equal one-twelfth (1/12) of the planned annual premium for the Policy set forth in the specifications pages. The planned annual premium is an amount that you arrange to pay for the Policy that is based on the requested initial Face Amount, the Issue Age of the Insured and the charges under the Policy. (See "Premium Flexibility" below.) The Owner is not required to pay premiums equal to the planned annual premium.

We will apply premiums paid by a Contractholder or sponsoring employer or designated payor to a Policy as of the Valuation Date we receive the premiums. Premiums will be "received" on a Valuation Date when we receive at our Administrative Office the cash premium as well as the supporting documentation necessary for us to determine the amount of premium per Policy. If mandated by applicable law, the Company may be required to reject a premium payment until instructions are received from appropriate regulators. We also may be required to provide additional information about you and your account to government regulators.

PREMIUM FLEXIBILITY

After the initial premium, and subject to the limitations described below, premiums may be paid in any amount and at any interval. Under Group Contracts and Individual Policies issued in connection with employer-sponsored insurance programs, the planned annual premium usually will be paid by the Contractholder or sponsoring employer on behalf of the Owner pursuant to a planned premium payment schedule. A planned premium payment schedule provides for premium payments in a level amount at fixed intervals (usually monthly) agreed to by the Contractholder or sponsoring employer and us. The Owner must authorize the amount of the premiums paid by the sponsoring employer or Contractholder. The Owner may skip planned premium payments. Making planned premium payments does not guarantee that the Policy will remain in force. The Policy will not necessarily lapse if you fail to make planned premium payments. (See "Policy Lapse and Reinstatement".)

An Owner may make unscheduled premium payments at any time and in any amount, subject to the minimum and maximum premium limitations described below. The payment of an unscheduled premium payment may have federal income tax consequences.

CONTINUANCE OF INSURANCE UNDER CERTAIN GROUP CONTRACTS

Failure of the Contractholder to pay the planned premium payments authorized by its employees may cause the Group Contract to terminate. For some Group Contracts, if there is sufficient Cash Surrender Value to prevent the Policy from lapsing, the Individual Insurance provided by the Certificate will automatically continue even if the Group Contract terminates. Individual Insurance also will continue if the employee's employment with the Contractholder or sponsoring employer terminates (See "Conversion Rights--Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.") In either circumstance, an Owner of an Individual Policy (or a Certificate converted by amendment to an Individual Policy) must establish a new schedule of planned premiums. Under the new schedule, the planned annual premium must remain the same, and the planned payment intervals may be no more frequent than quarterly.

PREMIUM LIMITATIONS


Every premium payment paid must be at least $20. We do not accept payment of premiums in cash or by money order. We have established procedures to monitor whether aggregate premiums paid under a Policy exceed the current maximum premium limitations that qualify the Policy as life insurance according to federal tax laws. The aggregate premiums allowable will be lower for Individual Policies or Certificates with an effective date of January 1, 2009 or later, due to the changes in the calculation of insurance rates after that date. (See Periodic Charges - Cost of Insurance Rates.) We will not accept any premium payment that would cause an Owner's total premiums to exceed those limits. If a premium payment would cause an Owner's total premiums to exceed the maximum premium limitations, we will accept only that portion of the premium that would make total premiums equal the maximum amount that may be paid under the Policy. We generally will return any part of the premium in excess of the maximum premiums directly to the Owner upon discovery of the excess payment. In no event will we refund the excess payment more than 60 days after the end of the Policy Year in which payment is received.


REFUND OF EXCESS PREMIUM FOR MODIFIED ENDOWMENT CONTRACTS ("MECS")

We will notify an Owner when we believe that a premium payment will cause a Policy to become a modified endowment contract. An Owner may request that we refund any premium received that would cause the Policy to become a MEC.

ALLOCATION OF NET PREMIUMS AND CASH VALUE

When an Owner applies for a Policy, he or she must instruct us in the application for individual insurance to allocate the net premium to one or more Divisions of the Separate Account and/or, if applicable, the General Account. We will allocate an Owner's net premium according to the following rules:

     . The minimum percentage, of any allocation to an investment option is 10 percent of the net premium.
     . Allocation percentages must be in whole numbers and the sum of the percentages must equal 100.
     . The initial net premium will be allocated on the Investment Start Date, which is the later of the Issue Date or the date we receive the initial premium at our Administrative Office.
     . We will allocate net premiums (after the initial net premium) as of the date we receive it at our Administrative Office according to an Owner's current premium allocation instructions, unless otherwise specified.
     . An Owner may change the allocation instructions for additional net premiums without charge at any time by providing us with written notice. Any change in allocation will take effect at the end of the Valuation Period during which we receive the change.
     . There are limitations on the amount of net premium that may be allocated to the General Account. (See "The General Account--Restrictions on Allocations and Transfers to the General Account.")

Investment returns from amounts allocated to the Divisions of the Separate Account will vary with the investment performance of the Divisions and will be reduced by Policy charges. THE OWNER BEARS THE ENTIRE INVESTMENT RISK FOR AMOUNTS HE OR SHE ALLOCATES TO THE DIVISIONS. Investment performance will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

THE COMPANY AND THE GENERAL ACCOUNT
--------------------------------------------------------------------------------

THE COMPANY

Metropolitan Life Insurance Company ("MetLife") is a stock life insurance company formed under the laws of the state of New York in 1868; its main office is located at 200 Park Avenue, New York, NY 10166. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. Through its subsidiaries and affiliates, MetLife is a leading provider of insurance and other financial services to individual and institutional customers. Obligations to Owners and Beneficiaries that arise under the Contract are obligations of MetLife.

GUARANTEE OF INSURANCE OBLIGATIONS

General American Life Insurance Company ("General American") is an indirect, wholly-owned subsidiary of MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

For Contracts issued before May 1, 2006, General American agreed to ensure that there will be sufficient funds to meet obligations under the Policies. Insurance obligations under the Policies include, without limitation, any death benefits payable under the Policies and withdrawals of Policy value. The guarantee does not guarantee the amount of Cash Value or the investment performance of the variable investment options available under the Policy. In the event an Owner of such a Policy presents a legitimate claim for payment, General American will pay such claim directly to the Owner if MetLife is unable to make such payment. This guarantee is enforceable by such Owners against General American directly without any requirement that Owners first file a claim against MetLife. The guarantee agreement is binding on General American, its successors or assignees and shall terminate only if the guarantee is assigned to an organization having a financial rating from certain specified rating agencies equal to or better than General American's rating.

THE GENERAL ACCOUNT

The General Account consists of all assets owned by MetLife other than those in the Separate Account and other separate accounts. We own the assets in the General Account and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts. These assets are subject to our general liabilities from business operations. Subject to applicable law, we have sole discretion over the investment of the assets of the General Account. We guarantee that the amounts allocated to the General Account will be credited interest daily at a net effective annual interest rate of at least 4%. The principal, after charges and deductions, also is guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

Restrictions on Allocations and Transfers to the General Account. We may, from time to time, adjust the extent to which an Owner may allocate premiums or Cash Value to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform in all Policies. The initial General Account maximum allocation percentage is shown on the Policy's specifications page.

Restrictions on Partial Withdrawals and Transfers from the General Account. After the first Policy Year, an Owner may withdraw a portion of Cash Value from the General Account. The minimum amount that can be withdrawn from the General Account is the lesser of $50 or the Policy's Cash Value in the General Account. An Owner may also transfer amounts between the General Account to the Divisions of the Separate Account in an amount not less than $250. We are not currently enforcing these restrictions but reserve our right to do so in the future. The total amount of transfers and withdrawals in a Policy Year may not exceed the greater of:

     . the Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, MULTIPLIED BY the withdrawal percentage limit shown on the Policy's specifications page, or
     .    the previous Policy Year's General Account maximum withdrawal amount.

The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

Transfers and Partial Withdrawals from the General Account are also subject to the general provisions regarding transfers and partial withdrawals. (See "Surrenders and Partial Withdrawals" and "Transfers.")

The Loan Account is part of the General Account.

WE HAVE NOT REGISTERED INTERESTS IN THE GENERAL ACCOUNT UNDER THE SECURITIES ACT OF 1933, NOR HAVE WE REGISTERED THE GENERAL ACCOUNT AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GENERAL ACCOUNT.

THE SEPARATE ACCOUNT AND THE FUNDS
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

The Separate Account was established as a separate investment account on January 4, 1993 and is subject to New York law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a "separate account" under federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or the Company by the SEC. The Separate Account may be used to support other variable insurance policies we issue.

The Separate Account is divided into Divisions, each of which invests in shares of a Fund shown on the cover page of this Prospectus. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business the Company may conduct.

We segregate the assets in the Separate Account from our General Account assets. The assets in the Separate Account shall at least equal the Separate Account reserves and other liabilities under the Policies. Under applicable state insurance law, assets equal to the reserves and other liabilities under the Policies are not chargeable with liabilities arising out of any other business of MetLife. If the assets in the Separate Account exceed the reserves and other liabilities under the Policies, then we may, from time to time in the normal course of business, transfer the excess to our General Account. Such excess amounts may include, without limitation, amounts representing fees and charges incurred, but not yet deducted from the Separate Account. Before making any such transfers, we will consider any possible adverse impact the transfer may have on the Separate Account.

The amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account. Death benefit amounts paid from the General Account are subject to the claims paying ability of the Company.

WE DO NOT GUARANTEE ANY MONEY YOU PLACE IN THE DIVISIONS OF THE SEPARATE ACCOUNT. THE VALUE OF EACH DIVISION OF THE SEPARATE ACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE CORRESPONDING FUND. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

THE FUNDS

Each Division of the Separate Account invests solely in shares of a Fund. Each Fund is part of a mutual fund that is registered with the SEC as an open-end, management investment company. This registration does not involve supervision of the management or investment practices or policies of the Funds or the mutual funds by the SEC.

The assets of each Fund are held separate from the assets of the other Funds, and each Fund has investment objectives and policies that are generally different from those of the other Funds. The income or losses of one Fund generally have no effect on the investment performance of any other Fund.

The following table summarizes the investment objective(s) and identifies the investment adviser of each Fund.

              FUND                         INVESTMENT MANAGER                            INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS
------------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio        Fidelity Management & Research   Seeks long-term capital appreciation.
                                   Company
------------------------------------------------------------------------------------------------------------------------------------
VIP Equity-Income Portfolio        Fidelity Management & Research   Seeks reasonable income. The fund will also consider the
                                   Company                          potential for capital appreciation. The fund's goal is to
                                                                    achieve a yield which exceeds the composite yield on the
                                                                    securities comprising the Standard & Poor's 500SM Index
                                                                    (S&P 500(R)).
------------------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2010 Portfolio         Strategic Advisers               Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2020 Portfolio         Strategic Advisers               Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
VIP Freedom 2030 Portfolio         Strategic Advisers               Seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.
------------------------------------------------------------------------------------------------------------------------------------
VIP Growth Portfolio               Fidelity Management & Research   Seeks to achieve capital appreciation.
                                   Company
------------------------------------------------------------------------------------------------------------------------------------
VIP High Income Portfolio          Fidelity Management & Research   Seeks a high level of current income, while also considering
                                   Company                          growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
VIP Index 500 Portfolio            Fidelity Management & Research   Seeks investment results that correspond to the total return of
                                   Company                          common stocks publicly traded in the United States, as
                                                                    represented by the S&P 500.
------------------------------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond          Fidelity Management & Research   Seeks a high level of current income as is consistent with
Portfolio                          Company                          preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio              Fidelity Management & Research   Seeks long-term growth of capital.
                                   Company
------------------------------------------------------------------------------------------------------------------------------------
VIP Money Market Portfolio         Fidelity Management & Research   Seeks as high a level of current income as is consistent with
                                   Company                          preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
VIP Overseas Portfolio             Fidelity Management & Research   Seeks long-term growth of capital.
                                   Company
------------------------------------------------------------------------------------------------------------------------------------
VIP Real Estate Portfolio          Fidelity Management &            Seeks above-average income and long-term capital growth
                                   Research Company                 consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500.
------------------------------------------------------------------------------------------------------------------------------------
VIP Value Portfolio                Fidelity Management & Research   Seeks capital appreciation.
                                   Company
------------------------------------------------------------------------------------------------------------------------------------

               FUND                        INVESTMENT MANAGER                          INVESTMENT OBJECTIVE
---------------------------------------------------------------------------------------------------------------------------
METROPOLITAN SERIES FUND, INC.
---------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Index Portfolio     MetLife Advisers, LLC; MetLife     Seeks to equal the return of the Russell 2000 Index.
                                    Investment Advisors Company, LLC
                                    is the sub-advisor./(1)/
---------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
---------------------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Portfolio+           T. Rowe Price Associates, Inc.     Seeks to provide long-term capital appreciation by
                                                                       investing in mid-cap stocks with potential for
                                                                       above-average earnings growth.
---------------------------------------------------------------------------------------------------------------------------
Personal Strategy Balanced          T. Rowe Price Associates, Inc.     Seeks the highest total return over time consistent
Portfolio                                                              with an emphasis on both capital growth and income.
---------------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE FIXED INCOME
SERIES, INC.
---------------------------------------------------------------------------------------------------------------------------
Limited-Term Bond Portfolio         T. Rowe Price Associates, Inc.     Seeks a high level of income consistent with
                                                                       moderate fluctuations in principal value.
---------------------------------------------------------------------------------------------------------------------------

----------
+ This Fund was closed to new investments including dollar cost averaging and rebalancing programs on May 1, 2005.


In addition to the Separate Account, the Funds may sell shares to other separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

THESE FUNDS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. The investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the Funds may differ from the results of these other portfolios. There can be no guarantee, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. For example, an investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any governmental agency and, during periods of low interest rates, the yields of money market sub accounts may become extremely low and possibly negative. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF RISKS AND EXPENSES, IS IN THE PROSPECTUSES FOR THE FUNDS, WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY AND KEEP THEM FOR FUTURE REFERENCE.

Certain Payments We Receive with Regard to the Funds. An investment adviser
-----------------------------------------------------
(other than our affiliates MetLife Advisers, LLC; and Met Investors Advisory
LLC) or subadviser of a Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners through their indirect investment in the Funds bear the costs of these advisory fees. (See the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliates) with increased access to persons involved in the distribution of the Policies.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment advisers MetLife Advisers, LLC, and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the portfolio. We will benefit accordingly from assets allocated to the portfolios to the extent they result in profits to the advisers. (See "Fee Tables--Range of Annual Fund Operating Expenses" for information on the management fees paid by the Funds to the adviser and the Statement of Additional Information for the Funds for information on the management fees paid by the advisers to the subadvisers.)

Selection of Funds. We select the Funds offered through the Policy based on several criteria, including asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or sub-adviser is one of our affiliates or whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Funds periodically and may remove a Fund or limit its availability to new premium payments and/or transfers of cash value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners. In some cases, we have included Funds based on recommendations made by selling firms. We do not provide investment advice and do not recommend or endorse any particular Fund. You bear the risk of any decline in the Cash Value of your Policy resulting from the performance of the Funds you have chosen.

Addition, Deletion, or Substitution of Funds. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares of the Funds that are held by the Separate Account or that the Separate Account may purchase. We reserve the right to (i) eliminate the shares of any of the Funds and (ii) substitute shares of another fund if the shares of a Fund are no longer available for investment, or further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. New or substitute Funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not substitute any shares without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.

We also reserve the right to establish additional Divisions of the Separate Account. We will establish new Divisions when marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. If approved by the SEC, to the extent required by the 1940 Act or other applicable law, we may also:

     .    eliminate or combine one or more Divisions;
     .    substitute one Division for another Division; or
     . transfer assets between Divisions if marketing, tax, or investment conditions warrant.

We will notify all Owners of any such changes.

If we deem it to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be:

     .    operated as a management company under the 1940 Act;
     . deregistered under that Act in the event such registration is no longer required; or
     .    combined with other separate accounts of the Company.

To the extent permitted by applicable law, we may transfer the assets of the Separate Account associated with the Policy to another separate account.

We cannot guarantee that the shares of the Funds will always be available. The Funds each sell shares to the Separate Account in accordance with the terms of a participation agreement between the Fund distributors and us. Should this agreement terminate or should shares become unavailable for any other reason, the Separate Account will not be able to purchase the existing Fund shares. Should this occur, we will be unable to honor Owner requests to allocate Cash Values or premium payments to the Divisions of the Separate Account investing in such shares. In the event that a Fund is no longer available, we will take reasonable steps to obtain alternative investment options.

Voting Fund Shares. Although we are the legal owner of the Fund shares held in
-------------------
the Separate Account Divisions, and have the right to vote on all matters submitted to shareholders of the Funds, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Fund's shareholders occurs, Owners will receive voting materials. We will ask each Owner to instruct us on how to vote and to return his or her proxy to us in a timely manner. Each Owner will have the right to instruct us on the number of Fund shares that corresponds to the amount of Cash Value he or she has in that Fund (as of a date set by the Fund).


If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive and, therefore, the outcome of the vote could be decided by a few Owners who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, we may elect to vote Fund shares in our own right. If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.


POLICY VALUES
--------------------------------------------------------------------------------

POLICY CASH VALUE

The Cash Value of the Policy equals the sum of all values in the General Account (if applicable), the Loan Account, and each Division of the Separate Account. The Cash Value is determined first on the Investment Start Date, and then on each Valuation Date. The Cash Value has no guaranteed minimum amount, and may be more or less than premiums paid.

The Policy's Cash Value varies from day to day, depending on the investment performance of the chosen Divisions, interest we credit to the General Account, charges we deduct, and any other transactions (E.G., transfers, partial withdrawals, and loans). WE DO NOT GUARANTEE A MINIMUM POLICY CASH VALUE.

CASH SURRENDER VALUE

The Cash Surrender Value is the amount we pay to an Owner upon surrender of a Policy. We determine the Cash Surrender Value at the end of the Valuation Period when we receive the Owner's written surrender request. Cash Surrender Value at the end of any Valuation Day equals Cash Value as of such date, MINUS any outstanding Indebtedness.

CASH VALUE IN THE GENERAL ACCOUNT

On each Valuation Date, the Cash Value in the General Account will equal:

     . the amount of the Net Premiums allocated or Cash Value transferred to the General Account; PLUS

     .    interest at the rate of 4% per year; PLUS

     . any excess interest which we credit and any amounts transferred into the General Account; LESS

     . the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals or transfers to the Separate Account.

CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division of the Separate Account. We compute the Cash Value in a Division at the end of each Valuation Date by multiplying the number of units of Cash Value in each Division by the unit value for that Division. More detailed information concerning these computation methods is available from our Administrative Office.


Net Investment Factor. The Net Investment Factor measures the investment
----------------------
performance of a Division during a Valuation Period. The Net Investment Factor increases to reflect investment income and capital gains (realized and unrealized) for the shares of the Funds and decreases to reflect any capital losses (realized or unrealized) for the shares of the underlying portfolio.


Number of Units. The number of units in any Division of the Separate Account at
----------------
the end of any valuation day equals:

     .    the initial units purchased at the unit value on the Issue Date; PLUS
     .    units purchased with additional net premiums; PLUS
     . units purchased via transfers from another Division, the General Account, or the Loan Account; MINUS
     .    units redeemed to pay for monthly deductions; MINUS
     .    units redeemed to pay for partial withdrawals; MINUS
     . units redeemed as part of a transfer to another Division, the General Account, or the Loan Account.

Every time you allocate or transfer money to or from a Separate Account Division, we convert that dollar amount into units. We determine the number of units we credit to or subtract from a Policy by dividing the dollar amount of the transaction by the unit value for that Division at the end of the Valuation Period.

Unit Value. We determine a unit value, based upon the Net Investment Factor
-----------
method, for each Division of the Separate Account to reflect how investment performance affects the Cash Value. Unit values will vary among Divisions, and may increase or decrease from one Valuation Period to the next. The unit value of any Division at the end of any Valuation Period equals:

     . the value of the net assets of the Division at the end of the preceding Valuation Period; PLUS
     . the investment income and capital gains, realized or unrealized, credited to the net assets of that Division during the Valuation Period for which the unit value is being determined; MINUS
     . the capital losses, realized or unrealized, charged against those net assets during the Valuation Period; MINUS
     . any amount charged against the Division for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of the Division; MINUS
     . the daily mortality and expense risk charge (a charge not to exceed 0.90% annually; DIVIDED BY
     . aggregate units outstanding in the Division at the end of the preceding Valuation Period.

POLICY BENEFITS
--------------------------------------------------------------------------------

DEATH BENEFIT

As long as the Policy remains in force, we will pay the death benefit proceeds to the Beneficiary once we receive at our Administrative Office (i) satisfactory proof of the Insured's death, (ii) instructions on how to pay the proceeds (that is, as a lump sum or applied under one of the settlement options we make available), and (iii) any other documents, forms and information we need. We may require the Owner to return the Policy. (If the Beneficiary dies before the Insured, we will pay the insurance proceeds in a lump sum to the Insured's estate.) We will pay the proceeds in a single sum or under one or more of the settlement options set forth in the Policy. Payment of death benefit proceeds will not be affected by termination of the Group Contract, the employer-sponsored insurance program, or an employee's employment.

Death benefit proceeds equal:

     .    the death benefit (described below); PLUS
     .    any additional insurance provided by rider; MINUS
     .    any unpaid monthly deductions; MINUS
     .    any outstanding Indebtedness.

If all or a part of the death proceeds are paid in one sum, we will pay interest on this sum as required by applicable state law from the date of the Insured's death to the date we make payment.

An increase in Face Amount will increase the death benefit, and a decrease in Face Amount will decrease the death benefit. We may further adjust the amount of the death proceeds under certain circumstances.

If an Owner has a rider permitting the accelerated payment of death benefit proceeds, the death benefit may be paid in a single sum before the death of the Insured, and would be less than otherwise would be paid upon the death of the Insured.

DEATH BENEFIT OPTIONS

The Policy provides two death benefit options: a "Level Type" death benefit ("Option A") and an "Increasing Type" death benefit ("Option B"). Under certain Group Contracts and employer-sponsored programs, however, Option B may be the only death benefit option presented. We calculate the amount available under each death benefit option as of the date of the Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Cash Surrender Value.


Under Option A, the death benefit is:
      --------

     .    the current Face Amount of the Policy or, if greater,
     .    the applicable percentage of Cash Value on the date of death.

The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary before the date of the Insured's death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and gradually declines with age until it reaches 100% at age 95.

Under Option B, the death benefit is:
      --------

     . the current Face Amount plus the Cash Value of the Policy or, if greater,
     . the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Option A.

Which Death Benefit Option to Choose. Owners who prefer to have favorable
-------------------------------------
investment performance reflected in higher death benefits for the same Face Amount generally should select Option B. Owners who prefer to have premium payments and favorable investment performance reflected to the maximum extent in Cash Value should select Option A.

The amount of the death benefit may vary with the amount of the Cash Value. Under Option A, the death benefit will vary as the Cash Value varies whenever the Cash Value MULTIPLIED BY the applicable percentage exceeds the Face Amount. Under Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGING DEATH BENEFIT OPTIONS

After the first Policy Anniversary, the Owner may change the death benefit option. We reserve the right to limit the number of changes in death benefit options to one each Policy Year. A request for a change must be made directly to us in writing. The effective date of such a change will be the Monthly Anniversary on or following the date we receive the change request.

Changing the death benefit option may result in a change in Face Amount. Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge). However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Internal Revenue Code. YOU SHOULD CONSULT A TAX ADVISER BEFORE CHANGING DEATH BENEFIT OPTIONS.

CHANGING FACE AMOUNT

An Owner selects the Face Amount when applying for the Policy. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy (without changing the death benefit option) after the first Policy Anniversary. We reserve the right to restrict changes in the Face Amount to one per Policy Year. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. CHANGING THE FACE AMOUNT ALSO MAY HAVE FEDERAL INCOME TAX CONSEQUENCES AND YOU SHOULD CONSULT A TAX ADVISER BEFORE DOING SO.


Face Amount Increases. An Owner may increase Face Amount by submitting a written
----------------------
request and providing satisfactory evidence of insurability. If approved, the increase will become effective on the Monthly Anniversary on or following receipt at our Administrative Office of the satisfactory evidence of insurability. The Insured must have an Attained Age of 80 or less on the effective date of the increase. The amount of the increase may not be less than $5,000, and the Face Amount may not be increased more than the maximum Face Amount for that Policy, generally $500,000. However, in connection with a particular Group Contract or employer-sponsored insurance program, we may establish a substantially higher Face Amount for Policies issued under that Contract or program. Although an increase need not necessarily be accompanied by additional premium, the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. An increase in the Face Amount may result in certain additional charges. For example, we determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount.


Face Amount Decreases. An Owner may decrease the Face Amount by written request
----------------------
to us. Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following our receipt of the written request. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum amount Face Amount, generally $25,000. If, following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by federal tax law, we will (at the Owner's election) either limit the decrease or return Cash Value to the Owner to the extent necessary to meet those requirements.

A decrease in the Face Amount generally will reduce the net amount at risk, which will reduce the cost of insurance charges. (See "Charges and Deductions--Cost of Insurance Charge.)

SETTLEMENT OPTIONS

In addition to a lump sum payment, we may offer settlement options that apply to the payment of proceeds under the death benefit provisions of the Policy. None of these options vary with the investment performance of the Separate Account. More detailed information concerning these settlement options is available on request from our Administrative Office.

ACCELERATED DEATH BENEFITS

We offer certain riders that permit the Owner to elect to receive an accelerated payment of the Policy's death benefit in a reduced amount under certain circumstances. We may deduct an administrative charge from the accelerated death benefit at the time it is paid. The federal income tax consequences associated with adding these riders or receiving accelerated death benefits are uncertain. AN OWNER SHOULD CONSULT A TAX ADVISOR BEFORE ADDING THESE RIDERS TO HIS OR HER POLICY OR REQUESTING A PAYMENT OF ACCELERATED DEATH BENEFIT.

SURRENDER AND PARTIAL WITHDRAWALS

During the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy, or make a partial withdrawal of the Cash Value. We generally will forward amounts payable upon surrender or a partial withdrawal within seven days of receipt of the Owner's request. We may postpone payment of surrenders and partial withdrawals under certain conditions. (See "General Matters Relating to the Policy--Postponement of Payments.") SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE FEDERAL INCOME TAX CONSEQUENCES.

Surrender. The Owner may surrender the Policy by sending a written request, on a
----------
form provided by us, by mail or facsimile to our Administrative Office. We determine the Cash Surrender Value as of the end of the Valuation Period during which we receive the surrender request. To effect a surrender, we may require that an Owner return the Policy to our Administrative Office along with the request to surrender the Policy. Alternatively, we may require that the request be accompanied by a completed affidavit of lost Policy. We can provide a lost Policy Certificate upon request.

Upon surrender, we will pay to the Owner the Cash Surrender Value equal to the Cash Value on the date of surrender, less any Indebtedness. If we receive the request to surrender the Policy on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage and other benefits under a Policy will terminate as of the date of surrender and cannot be reinstated.

Partial Withdrawals. After the first Policy Year, an Owner may make up to one
--------------------
partial withdrawal each Policy Month. An Owner may request a partial withdrawal in writing (by mail or facsimile) to our Administrative Office or via the Internet. We will process each partial withdrawal at the unit values determined at the end of the Valuation Period during which we receive an Owner's request. The total amount available for withdrawal may not exceed the total Cash Surrender Value of the Policy.

The minimum amount of a partial withdrawal, net of any transaction charges, is currently $100. We reserve the right to increase this minimum amount to $500. The minimum amount that can be withdrawn from any one Division or from the General Account is the lesser of $50 or the Policy's Cash Value in that Division or in the General Account. The maximum amount that can be withdrawn, including the partial withdrawal transaction charge, is the Loan Value. The partial withdrawal transaction charge equals the lesser of $25 or 2% of the amount withdrawn. There are additional limitations on the amounts that may be withdrawn from the General Account. (See "The General Account--Restrictions on Partial Withdrawals and Transfers from the General Account.") Subject to the above conditions, the Owner may allocate the amount withdrawn among the Divisions or the General Account. If no allocation is specified, we will deduct amount of the partial withdrawal (including any partial withdrawal transaction charge) from the General Account and the Divisions on a pro-rata basis (that is, based on the proportion that the Policy's Cash Value in the General Account and in each Division bears to the unloaned Cash Value of the Policy). If restrictions on amounts that may be withdrawn from the General Account will not allow this proportionate allocations, we will request that you specify an acceptable allocation. If, following a partial withdrawal, insufficient funds remain in a Division or the General Account to pay the partial withdrawal transaction charge as allocated, the unpaid charges will be allocated equally among the remaining General Account and Divisions. An Owner may request that the partial withdrawal transaction charge be paid from the Owner's Cash Value in particular Division or General Account. An Owner may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the face amount below $25,000.

A partial withdrawal can affect the Face Amount, the death benefit and the net amount at risk (which is used to calculate the cost of insurance charge). If death benefit Option A is in effect and the death benefit equals the Face Amount, we will reduce the Face Amount, and thus the death benefit, by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If Option B is in effect and the death benefit equals the Face Amount plus the Cash Value, we will not reduce the Face Amount, but will reduce the Cash Value and, thus, the death benefit by the amount of the partial withdrawal (plus the partial withdrawal transaction charge). If however, the death benefit is in a "tax corridor" under either Option A or Option

B--that is, if the death benefit equals the Cash Value multiplied by a percentage based on federal tax law requirements described in Section 7702(d) of the Internal Revenue Code, then we will reduce the Face Amount to the extent that the amount of the partial withdrawal (plus the partial withdrawal transaction charge) exceeds the amount equal to the difference between the death benefit and the Face Amount. We will reduce the death benefit correspondingly. (See "Policy Benefits--Death Benefit Options"). Face Amount decreases resulting from partial withdrawals will first reduce the most recent Face Amount increase, then the most recent increases in succession, and lastly the initial Face Amount.

TRANSFERS

An Owner may transfer Cash Value, not including amounts credited to the Loan Account, among the Divisions available with the Policy and, for certain Policies, between the General Account and the Divisions. An Owner may request a transfer in writing (by mail or facsimile) to our Administrative Office or via the Internet. Transfers to and from the General Account are subject to restrictions. (See "The General Account.") The following terms apply to transfers under a Policy:

     . We will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received at our Administrative Office. Transfer requests received before the New York Stock Exchange closes for regular trading (usually 4:00 p.m. Eastern time) receive same-day pricing. If we receive a transfer request after the New York Stock Exchange closes for regular trading, we will process the order using the unit value for the Division determined at the close of the next regular trading session of the New York Stock Exchange.
     . We will consider all transfer requests received on the same Valuation Day a single transfer request.
     . An Owner must transfer at least $250 or, if less, the Policy's Cash Value in a Division or the General Account. (We are not currently enforcing this restriction for transfers from the General Account but reserve the right to do so in the future.) Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, we will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each month or year.
     . We may impose a charge of $25 for each transfer in excess of twelve in a Policy Year. The Company may revoke or modify the privilege of transferring amounts to or from the General Account at any time.

Frequent requests from Owners to transfer cash value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Funds management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which may in turn adversely affect Owners and other persons who may have an interest in the Policies (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high yield Funds (i.e., the Fidelity(R) VIP High Income Portfolio, Fidelity(R) VIP Overseas Portfolio, and Metropolitan Series Fund Russell 2000(R) Index Portfolio--the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high yield Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any Fund in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Funds or other identified investment portfolios under that Policy to be submitted with an original signature.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence or harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Policies. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Fund generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders my limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their won policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Owner). You should read the Fund prospectuses for more details.

AUTOMATIC INVESTMENT STRATEGIES

Dollar Cost Averaging. Allows the Owner to automatically transfer a
----------------------
predetermined amount of money from the Fidelity VIP Money Market Division to a number of available Divisions of the Separate Account. Based on the elected investment allocations for this investment strategy, Dollar Cost Averaging occurs after the close of business on each monthly anniversary or after close of business on the next business day following each monthly anniversary should your monthly anniversary fall on a non-business day (weekend or holiday) as long as all other requirements are met. The portion of the Policy's Cash Value in the Fidelity VIP Money Market Division must be greater than or equal to $1000.00. The minimum total monthly transfer amount must be greater than or equal to $100.00.

Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. It involves continuous investment in securities regardless of price fluctuations. An investor should consider his/her ability to continue purchases in periods of low price levels.

Annual Automatic Portfolio Rebalancing. Allows the Owner to automatically
---------------------------------------
reallocate your Cash Value among the elected Divisions to return the allocation to the percentages you specify. This rebalancing occurs annually after the close of business on your Policy anniversary or after the close of business on the next business day following your Policy anniversary should your Policy anniversary fall on a non-business day (holiday or weekend).

Annual Automatic Portfolio Rebalancing does not assure a profit or protect against a loss in declining markets.

The automated transfers under these investment strategies will not count towards market timing constraints or transfer limitations. However, we reserve the right to include them if we decide to restrict transfers under the terms of the contract.

You may elect either the Dollar Cost Averaging strategy OR the Annual Automatic Portfolio Rebalancing strategy. You cannot participate in both strategies at the same time. However, either strategy may be discontinued at any time.

LOANS

Loan Privileges. After the first Policy Anniversary, the Owner may request in
----------------
writing (by mail or facsimile) to our Administrative Office or via the Internet, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. The Loan Value is equal to (a) minus (b), where

      . (a) is 85% of the Cash Value of the Policy on the date the Policy Loan is requested; and

      .     (b) is the amount of any outstanding Indebtedness.

The minimum amount that may be borrowed is $100. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after we receive the loan request at our Administrative Office, although payments may be postponed under certain circumstances.

We will process each loan request at the unit values determined at the end of the Valuation Period during which we receive an Owner's request.

When a Policy Loan is made, we will transfer Cash Value equal to the amount of the loan and loan interest due to the Loan Account as collateral for the loan. Unless the Owner requests a different allocation, we will transfer amounts from the Divisions of the Separate Account and the General Account on pro-rata basis based on the proportion that the Policy's Cash Value in each Division and the General Account bear to the unloaned Cash Value. This will reduce the Policy's Cash Value in the Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers.

Interest Rate Charged for Policy Loans. We charge an Owner 8% interest per year
---------------------------------------
on a loan. Loan interest is due and payable in arrears on each Policy Anniversary or for the duration of the Policy Loan, if shorter. If the Owner does not pay the interest charged when it is due, we will transfer to the Loan Account an amount of Cash Value equal to the interest due. We will deduct the amount transferred from the Divisions and the General Account on a pro-rata basis in the proportions that the portions of the Cash Value in the General Account and each Division bear to the unloaned Cash Value.

Loan Account Interest Rate Credited. Amounts in the Loan Account will earn
------------------------------------
interest daily at an annual rate of at least 5%. The Loan Account interest credited will be transferred to the General Account and the Divisions: (i) each Policy Anniversary; (ii) when a new loan is made; (iii) when a loan is partially or fully repaid; and (iv) when an amount is needed to meet a monthly deduction.

Repayment of Indebtedness. An Owner may repay all or part of his or her
--------------------------
Indebtedness at any time while the Insured is living and the Policy is in effect. All repayments should be made directly to us at our Administrative Office. Upon repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding Indebtedness) from the Loan Account back to the General Account and the Separate Account Divisions according to the pro rata basis upon which we originally transferred the loan collateral from the Divisions and/or the General Account (described above).

We will treat amounts paid while a Policy Loan is outstanding as premiums unless the Owner requests in writing that the payments be treated as repayment of Indebtedness.

Effect of Policy Loans. Whether or not repaid, a Policy Loan will permanently
-----------------------
affect the Cash Value and Cash Surrender Value of a Policy, and may permanently affect the amount of the death benefit. This is because the collateral for the Policy Loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account interest credited is less than the investment performance of the selected Division, the Policy values will be lower as a result of the loan. Conversely, if the Loan Account interest credited is higher than the investment performance of the Division, the Policy values may be higher. We will deduct any outstanding Indebtedness from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

There are risks associated with taking a Policy Loan, including the potential for a Policy to lapse if the Indebtedness exceeds the Cash Value on any Monthly Anniversary. In addition, if the Policy is a MEC, then a Policy Loan will be treated as a partial withdrawal for federal income tax purposes. A loan also may have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. THE OWNER OF A POLICY SHOULD SEEK COMPETENT ADVICE BEFORE REQUESTING A POLICY LOAN.

CONVERSION RIGHTS

Conversion Right to a Fixed Benefit Policy. An Owner may, upon written request
-------------------------------------------
convert a Policy still in force to a life insurance policy that provides for benefits that do not vary with the investment return of the Divisions. If, during the first two Policy Years, an Owner requests in writing that we transfer all of his or her Cash Value into the General Account, and the Owner indicates that he or she is exercising the conversion right, the transfer will not be subject to a transaction charge or to transfer limits. At the time of the transfer, there will be no effect on the Policy's death benefit, Face Amount, net amount at risk, risk class or Issue Age. If you exercise your one-time conversion right, we will automatically allocate all future Net Premiums to the General Account, and no future transfers to the Separate Account will be allowed.

If a Certificate has been amended to operate as an Individual Policy following an Insured's change in eligibility under a Group Contract, the conversion right will be measured from the Issue Date of the original Certificate. At the time of the conversion, the new Policy will have, at the Owner's option, either the same death benefit or the same net amount at risk as the original Policy. The new Policy will also have the same Issue Date and Issue Age as the original Policy. The premiums for the new Policy will be based on our rates in effect for the same Issue Age and rate class as the original Policy.

Conversion Right upon Termination of the Group Contract or Change in Insured's Eligibility.

GROUP CONTRACT WITH AUTOMATIC CONTINUATION OF COVERAGE.

Under some Group Contracts, as long as the Policy is in force, an Insured's coverage will continue even if an Insured's eligibility under a Group Contract or employer-sponsored insurance program ends because the Group Contract or employer-sponsored insurance program terminates or the employee's employment ends. Even if the Policy has lapsed and is not in force, the right to reinstate and to convert a lapsed Policy remains despite the change in the employee's eligibility during the reinstatement period.

We will amend a Certificate issued under such a Group Contract automatically so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. The amendment will be mailed to the Owner within 31 days (a) after we receive written notice that the employee's employment ended or (b) after the termination of the Group Contract. If the Policy is in a grace period at the time the conversion occurs, any premium necessary to prevent the Policy from lapsing must be paid to us before the new Individual Policy will be mailed. A new planned premium schedule will be established which will have the same planned annual premium utilized under the Group Contract. The new planned payment intervals will be no more frequent than quarterly. The Company may allow payment of planned premium through periodic (usually monthly) authorized electronic funds transfer. Of course, unscheduled premium payments can be made at any time. (See "Premiums--Premium Flexibility.")


If an Individual Policy was issued under such a Group Contract or other employer-sponsored insurance program, the Policy will continue in force following the change in eligibility. The rights, benefits, and guaranteed charges under the Policy will remain the same following this change in eligibility.


When an employee's spouse is the Insured under a Policy, the spouse's insurance coverage also will continue in the event the employee is no longer eligible. We automatically will amend the Certificate issued to the employee's spouse so that it will continue in force as an Individual Policy with the same rights, benefits, and guaranteed charges. If an Individual Policy was originally issued to the employee's spouse, the Individual Policy will continue with the same rights, benefits, and guaranteed charges.

If an Associated Company ceases be to under common control with the Contractholder, the Insureds of the Associated Company (i.e., employees of the Associated Company and their spouses) may continue their insurance in the manner described above.

GROUP CONTRACTS WITHOUT AUTOMATIC CONTINUATION OF COVERAGE.

Under certain group contracts, an Insured's coverage may end upon termination of the Group Contract or if the Group Group Contract has been amended to end life insurance coverage for an eligible class of employees of which the Insured is a member. The Insured then has the option to convert the Certificate to a personal policy of insurance. (See "Conditions for Conversion" below.)

If the Group Contract terminates or is amended (as indicated above), then your Certificate (including any death benefit thereunder) will cease. If there is another life insurance plan for which the Insured is eligible, we will pay the succeeding carrier the Cash Surrender Value. If there is no successor plan, or if the successor carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect in writing to take a paid-up insurance option using your Cash Surrender Value as a single premium. The Cash Surrender Value must provide a paid-up policy in the minimum amount of $10,000. Paid-up insurance is permanent life insurance with no further premiums due. It has cash value. The amount of the paid-up insurance is payable at the death of the Insured. If we pay the Cash Surrender Value to you, the Federal income tax consequences of the distribution to you would be the same as if you surrendered your Certificate. (See "Federal Tax Matters--Tax Treatment of Policy Benefits.")

Under certain group contracts, some states may also require a conversion option
(i) if the Insured's employment terminates, or (ii) if the Insured's membership in an eligible class terminates, or (iii) if the amount of life insurance the Insured is eligible for is reduced.

Conditions for Conversion. If you choose to convert the Certificate to a
--------------------------
personal policy of life insurance for any of the reasons set forth above, we must receive your written application and the premium due for the new policy at our Administrative Office, within the relevant application period. The amount of the new policy will be determined as specified in your Certificate. We or one of our affiliates will issue a new policy, which will be subject to the conditions set forth in the form of Contract applicable to you. The new policy will take effect on the 32nd day after the date the life Insurance coverage under the Certificate ends (or the amount of life insurance the Insured is eligible for is reduced), regardless of the duration of the relevant application period.

PAYMENT OF BENEFITS AT MATURITY

If the Insured is living and the Policy is in force, we will pay the Cash Surrender Value to the Owner on the Maturity Date. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under a settlement option. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payment may be postponed under certain circumstances. A Policy will mature if and when the Insured reaches Attained Age 95.

FACSIMILE AND INTERNET REQUESTS

In addition to written requests, we may accept telephone, facsimile, and via the Internet instructions from the Owner or an authorized third party regarding transfers, loans, and partial withdrawals, subject to the following conditions.

     . We will employ reasonable procedures to confirm that instructions are genuine.
     . If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic. The Owner bears the risk of any such loss.
     . These procedures may include requiring forms of personal identification before acting upon instructions and/or providing written confirmation of transactions to the Owner.
     . We reserve the right to suspend facsimile and/or Internet instructions at any time for any class of Policies for any reason.

An Owner should protect his or her personal identification number ("PIN") because self-service options will be available to his or her agent of record and to anyone who provides the Owner's PIN when using Internet systems. We are not able to verify that the person providing your PIN and giving us instructions via the Internet system is the Owner or is authorized to act on the Owner's behalf.

Facsimile or Internet transactions may not always be possible. Any facsimile or computer system, whether it is ours, the Owner's, or that of the Owner's service provider or agent, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our processing of your request. Although we have taken precautions to equip our systems to handle heavy use, we cannot promise complete reliability under all circumstances. If an Owner experiences problems, he or she should make the request by writing to our Administrative Office.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------

LAPSE

A Policy may enter a 62-day grace period and possibly lapse (terminate without value) if the Cash Surrender Value is not enough to cover the next monthly deduction, premium expense charge, and premium tax charge. If an Owner has taken out a loan, then his or her Policy also will enter a grace period and possibly lapse whenever the Indebtedness exceeds the Cash Value on the Monthly Anniversary. Thus, the payment of premiums in any amount does not guarantee that the Policy will remain in force until the Maturity Date.

We will notify the Owner at the beginning of the grace period by mail. The notice will specify the amount of premium required to keep the Policy in force, and the date the payment is due. Subject to minimum premium requirements, the amount of the premium required to keep the Policy in force will be the amount of the current monthly deduction. If we do not receive the specified minimum payment within the grace period, the Policy will lapse and terminate without Cash Value. Upon lapse, any Indebtedness is extinguished and any collateral in the Loan Account is returned to the Company. If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit payable.

REINSTATEMENT

Unless an Owner has surrendered the Policy, the Owner may reinstate a lapsed Policy by written application at any time while the Insured is alive and within five years after the date of lapse and before the Maturity Date. The right to reinstate a lapsed Policy will not be affected by the termination of a Group Contract or the termination of an employee's employment during the reinstatement period.

Reinstatement is subject to the following conditions:

     . Evidence of the insurability of the Insured satisfactory to us (including evidence of insurability of any person covered by a rider to reinstate the rider).
     . Payment of a premium that, after the deduction of any premium expense charge and any premium tax charge, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.
     . Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated.

If an Owner reinstates a lapsed Policy and elects to reinstate the Indebtedness existing immediately before the Policy lapsed, the corresponding collateral for the Indebtedness would also be reinstated as part of the Cash Value of the reinstated Policy. The amount of Cash Value on the date of reinstatement will be equal to the amount of any Indebtedness reinstated, increased by the net premiums paid at reinstatement and any loans paid at the time of reinstatement.


If a Policy is reinstated after 90 days of lapse, a new Policy will be issued to the Owner. The effective date of the new Policy will be the date of our approval of the application for reinstatement. There will be a full monthly deduction for the Policy Month that includes that date. If the Group Contract was issued before January 1, 2009, the guaranteed cost of insurance rates for the new Policy will be based on the 1980 Commissioners Standard Ordinary Mortality Table
C. If the Group Contract was issued on or after January 1, 2009, the guaranteed cost of insurance rates will be based on the 2001 Commissioners Standard Ordinary Male Mortality Table.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

We will deduct certain charges under the Policy in consideration for: (i) services and benefits we provide; (ii) costs and expenses we incur; and (iii) risks we assume, and (iv) our profit expectations.

SERVICES AND BENEFITS WE PROVIDE:

     .    the death benefit, cash and loan benefits under the Policy
     .    investment options, including premium allocations
     .    administration of elective options
     .    the distribution of reports to Owners

COSTS AND EXPENSES WE INCUR:

     . costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any riders)
     .    overhead and other expenses for providing services and benefits
     .    sales and marketing expenses
     . other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees

RISKS WE ASSUME:

      . that the cost of insurance charges we deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate

      . that the costs of providing the services and benefits under the Policies exceed the charges we deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing services and benefits under the Policy and assuming the risks associated with the Policy.

TRANSACTION CHARGES


Premium Expense Charge. Before we allocate net premiums among the Divisions
-----------------------
pursuant to your instructions, we will reduce your premium payments by a front-end sales charge ("premium expense charge") guaranteed not to exceed 1.00% of each premium payment. For certain policies deemed to be individual contracts under federal tax laws, we will reduce your premium payments by a premium expense charge guaranteed not to exceed 2% of each premium payment to compensate us for the anticipated higher corporate income taxes that result from the sale of such Policies.


The sales charges will not change even if an Insured is no longer eligible under a Group Contract or employer-sponsored insurance program, but continues coverage on an individual basis.


Premium Tax Charge. Many states and localities impose a tax on premiums received
-------------------
by insurance companies. These premium taxes vary from jurisdiction to jurisdiction and range from 0% to 4%. To cover these premium taxes, we will either assess an explicit premium tax charge or increase our insurance rates to cover these premium taxes. If your employer chooses the Group A or Group B charge structure, we will reduce premium payments by an explicit premium tax charge guaranteed not to exceed 2.25% from all Policies. If your employer chooses the Group C charge structure, we will not assess an explicit premium tax charge but will include it in our insurance rates resulting in a higher cost of insurance charge.


Partial Withdrawal Transaction Charge. An Owner may make a partial withdrawal of
--------------------------------------
Cash Value. For each partial withdrawal we will assess a transaction charge equal to the lesser of $25 or 2% of the amount withdrawn to cover administrative costs incurred in processing the partial withdrawal. This charge will be in addition to the amount received in cash.

Transfer Charge. After the first Policy Year, an Owner may transfer a portion of
----------------
his or her Cash Value. For each transfer in excess of 12 in a single Policy Year, we may impose a charge of $25 to cover administrative costs incurred in processing the transfer. We are currently waiving this charge.

PERIODIC CHARGES

Monthly Deduction. We will make the monthly deduction on the Investment Start
------------------
Date and on each succeeding Monthly Anniversary. We will make deductions from the General Account and each Division on a pro rata basis in the proportions that a Policy's Cash Value in the General Account and each Division bears to the unloaned Cash Value on the date the monthly deduction is made. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction also will vary.

The monthly deduction has 3 components:

     .    the cost of insurance charge;


     .    a monthly administrative charge (if applicable);


     .    the charges for any riders.


Cost of Insurance Charge. We assess a monthly cost of insurance charge on each Monthly Anniversary (to cover the next Policy Month) to compensate us for underwriting the death benefit for certain administrative costs and to cover state and local premium taxes. The charge depends on the applicable cost of insurance rate and the net amount at risk in the Policy Month in which the charge is calculated. The charge may vary from Policy to Policy and from Policy Month to Policy Month. We expect to profit from this charge and may use these profits for any lawful purpose, including distribution expenses.


We will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month. The net amount at risk for a Policy Month equals: (i) the death benefit at the beginning of the Policy Month divided by 1.0032737; LESS (ii) the Cash Value at the beginning of the Policy Month. (Dividing the death benefit by 1.0032737 reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%.)

We determine the cost of insurance separately for the initial Face Amount and for any increases in Face Amount. If we approve an increase in Face Amount, then a different cost of insurance charge may apply to the increase, based on the Insured's circumstances at the time of the increase.

COST OF INSURANCE RATES. We determine the cost of insurance rates for the
------------------------
initial Face Amount and each increase in Face Amount at the beginning of each Policy Year. The current cost of insurance rates are based on the Attained Age of the Insured and the rate class of the Insured, and may also be based on the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). We base the current cost of insurance rates on our expectations as to future mortality experience. We currently issue the Policies on a guaranteed issue or simplified underwriting basis without regard to the sex of the Insured. Whether a Policy is issued on a guaranteed issue or simplified underwriting basis does not affect the cost of insurance charge determined for that Policy.


The current cost of insurance rates will not exceed the guaranteed cost of insurance rates set forth in the Policy. For Policies under Group Contracts issued before January 1, 2009, these guaranteed rates are 125% of the maximum rates that could be charged based on the 1980 Commissioners Standard Ordinary Mortality Table C ("1980 CSO Table"). For Policies issued on or after January 1, 2009, the guaranteed cost of insurance rates will not exceed 400% of the rates that could be charged based on the 2001 Commissioners Standard Ordinary Male Mortality Table ("2001 CSO Table"). The guaranteed rates are higher than the rates in either the 1980 CSO Table or the 2001 CSO Table because we use guaranteed or simplified underwriting procedures whereby the Insured is not required to submit to a medical or paramedical examination. Under these underwriting methods, then, healthy individuals will pay higher cost of insurance rates than they would pay under substantially similar policies using different underwriting methods. The current cost of insurance rates are generally lower than 100% of either the 1980 CSO Table or the 2001 CSO Table.


NET AMOUNT AT RISK. We also calculate the net amount at risk separately for the
-------------------
initial Face Amount and for any increase in Face Amount. In determining the net amount at risk for each increment of Face Amount, the Cash Value is first considered part of the initial Face Amount. If the Cash Value exceeds the initial Face Amount, it is then considered as part of any increment in Face Amount in the order these increases took effect. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount. Any decrease in Face Amount--whether by the Owner's request or resulting from a partial withdrawal--will first be used to reduce the net amount at risk for the most recent increase in Face Amount, the next most recent increases in succession, and then the net amount at risk for the initial Face Amount.


Monthly Administrative Charge. We assess either an explicit monthly
------------------------------
administrative charge from each Policy based upon the number of employees eligible to be covered at issue of a Group Contract or an employer-sponsored insurance program or increase our rates to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs. If your employer chooses the Group A charge structure, the amount of this charge is set forth in the specifications pages of the Policy. In no event will the monthly administrative charge exceed $6.00 per Policy per month during the first Policy Year and $3.50 per Policy per month in renewal years. If your employer chooses the Group B or Group C charge structure, the monthly administrative charge will not be charged as an explicit charge but will be included in our insurance rates resulting in a higher cost of insurance charge.


These charges are guaranteed not to increase over the life of the Policy. The administrative charge will not change in the event that the Insured is no longer eligible for group coverage, but continues coverage on an individual basis. In addition, when we believe that lower administrative costs will be incurred in connection with a particular Group Contract or employer-sponsored insurance program we may modify the charge for that Group Contract or other employer-sponsored insurance program.

Charges for Riders. The monthly deduction will include charges for any
-------------------
additional benefits provided by rider. (See "Additional Benefits and Riders.") The charges for individual riders are summarized in the Fee Table of this prospectus. These riders may not be available in all states and some Group Contracts or employer-sponsored insurance programs may not offer certain riders.

     . WAIVER OF MONTHLY DEDUCTIONS RIDER. This Rider provides for the waiver of monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65. The charge under this rider is assessed per $1.00 of the waived monthly deduction. In some Group Contracts or other employer-sponsored programs, the charge for this rider will be included in the Cost of Insurance Charge rather than assessed per $1.00 of the waived monthly deduction.
     . CHILDREN'S LIFE INSURANCE RIDER. This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis. The death benefit will be payable to the named Beneficiary upon the death of any insured child. The charge for this rider is assessed per $1,000 of insurance coverage provided.

     . SPOUSE'S LIFE INSURANCE RIDER. This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which the rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employee's spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.
     . ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER. This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. There is no charge for this rider. We may deduct an administrative charge from the accelerated death benefit at the time it is paid.
     . WILL PREPARATION RIDER. This rider provides a will preparation service through a MetLife affiliate. The service provides for a will to be prepared by attorneys designated by our affiliate. There is no cost for this rider. However, if you choose to have an attorney other than the designated attorney prepare the will, you must pay the attorney's fees directly and you will be reimbursed for the lesser of the amount you paid for the attorney's services and the amount customarily reimbursed for such services by our affiliate.

Mortality and Expense Risk Charge. We will deduct a daily charge from the
----------------------------------
Separate Account at a rate not to exceed .0024547% (an annual rate of 0.90%) of the net assets of each Division of the Separate Account. We may reflect a reduction in the current rate as a credit to Cash Value.

This charge compensates us for certain mortality and expense risks we assume. The mortality risk we assume is that an Insured may die sooner than anticipated and that we will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy. If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers our actual costs, we add the excess to our surplus. We expect to profit from this charge and may use such profits for any lawful purpose, including covering distribution and other expenses.

Loan Interest Charge. We currently charge interest on Policy loans at an annual
---------------------
interest rate of 8.00%, payable in arrears on each Policy anniversary or for the duration of the Policy Loan, if shorter. We also will credit the amount in the loan reserve with interest at an effective annual rate of at least 5% (current rate is 7.25%).

FEDERAL TAXES

We currently do not assess charges to the Separate Account for federal income taxes that may be incurred by the Separate Account. We may assess such a charge in the future, as well as charges for other taxes incurred by the Separate Account. (See "Federal Tax Matters.")

VARIATIONS IN CHARGES

We may vary the amounts of charges described in this prospectus as a result of such factors as (1) differences in legal requirements in the jurisdiction where the Policies are sold, (2) differences in actual or expected risks, expenses, policy persistency, premium payment patterns, or mortality experience among different categories of purchasers or insureds, and (3) changes in Policy pricing that we may implement from time to time. Any such variations will be pursuant to administrative procedures that we establish and will not discriminate unfairly against any Policy owner. Any such variations may apply to existing Policies as well as to Policies issued in the future, except that the charges under any Policy may never exceed the maximums therein.

ANNUAL FUND OPERATING EXPENSES

The value of the net assets of the Separate Account will reflect the management fees and other expenses incurred by the Funds. For further information, consult the prospectus for each Fund and the Fee Table in this prospectus.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

IRS Circular 230 Notice: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Account, through its investment decisions, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. We believe that the death benefit under a Policy should generally be
-----------
excludible from the gross income of the beneficiary to the extent provided in
Section 101 of the Code. Insurance proceeds may be taxable in some circumstances, such as where there is a transfer-for-value of a Certificate or where a business is the owner of the Certificate, if certain requirements are not satisfied.

Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "modified endowment contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life
-----------------------------
insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Given the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general, a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, even after the first seven years, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into a policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. In addition, a Policy will be treated as a MEC if it is received in exchange for a life insurance contract that is a MEC. A current or prospective Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions Other Than Death Benefits from Modified Endowment Contracts.
--------------------------------------------------------------------------
Policies classified as modified endowment contracts are subject to the following tax rules:

      (1) All distributions other than death benefits, including distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a modified endowment contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a modified endowment contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 (1)/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified
---------------------------------------------------------------------------
Endowment Contracts. Distributions other than death benefits, including
--------------------
distributions upon surrender, withdrawals and distributions of Cash Surrender Value to the Owner in the case of certain Group Contracts where there is no succeeding plan of insurance or the succeeding carrier is unable to accept the Cash Surrender Value, from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a modified endowment contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally your
-------------------------
aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. If a
-------------
Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that policy distributions are taxable, they are
------------
generally subject to withholding for the recipient's federal income tax liability. However, recipients can generally elect not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue
-----------------------------------------------------
Service has announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Multiple Policies. All modified endowment contracts that are issued by us (or
------------------
our affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Settlement Option Rider. The tax consequences
--------------------------------------------------
associated with the Accelerated Death Benefit Settlement Option Rider are unclear. You should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is
-------------------------------------------------------------
owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy.
In addition, under Code Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Code Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Guidance on Split Dollar Plans. The IRS has issued guidance on split dollar
-------------------------------
insurance plans. Consult a tax adviser with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes. Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Deferred Compensation - A qualified tax adviser should be consulted concerning the application of section 409A when a Policy is part of a deferred compensation arrangement, such as certain "equity" split-dollar arrangements. Failure to comply with the requirements of section 409A, where those rules apply, can result in adverse tax consequences, including a 20% penalty tax.


Alternative Minimum Tax. There may also be an indirect tax upon the income in
------------------------
the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes. The transfer of the Policy
----------------------------------------------------
or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth
----------------------------------------------------------
and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


During the period before 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009, the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 in 2006-2008, and $3,500,000 in 2009.


The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The
------------------------------------------------------------------------
discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes. Although the likelihood of legislative or regulatory
-------------------------
changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation, regulation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

We have the right to modify the Policy in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment Owners currently receive. We make no guarantee regarding the tax status of any Policy and do not intend the above discussion as tax advice.

Our Income Taxes. Under current federal income tax law, we are not taxed on the
-----------------
Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for federal income taxes. We reserve the right to charge the Separate Account for any future federal income taxes or economic burdens we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Tax Credits and Deductions. The Company may be entitled to certain tax benefits
---------------------------
related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to the policy owners since the Company is the owner of the assets from which the tax benefits are derived.

ADDITIONAL BENEFITS AND RIDERS
--------------------------------------------------------------------------------

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. Some Group Contracts or employer-sponsored insurance programs may not offer each of the additional benefits described below. In addition, certain riders may not be available in all states. Moreover, if we determine that the tax status of a Policy as life insurance is adversely affected by the addition of any of these riders, we will cease offering such riders. The terms of the riders may vary from state to state; you should consult your Policy . We deduct any charges associated with these riders as part of the monthly deduction. Please contact us for further details about these riders.

We currently offer the following riders under the Policy:

     .    Waiver of Monthly Deductions Rider
     .    Children's Life Insurance Rider
     .    Spouse's Life Insurance Rider
     .    Accelerated Death Benefit Settlement Option Rider
     .    Will Preparation Rider

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate, is registered under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers ("selling firms") who will sell the Policies through their registered representatives.


We may compensate MetLife insurance agents and other MetLife employees for referrals. Representatives registered with our affiliated selling firms ("MetLife Registered Representatives") may be eligible for additional compensation based on the sale of the Policy. (See "MetLife Registered Representatives.") We may also make various payments to selling firms and other third parties. (See "Compensation Paid to Selling Firms and Other
Intermediaries.")

We pay commissions to selling firms for the sale of the Policies, and these selling firms compensate their registered representative agents. Commissions are payable on net collected premiums received by the Company. A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Commissions Paid to Selling Firms
---------------------------------

The maximum commissions payable to a selling firm are one of the following options:

                      RENEWAL
OPTION   FIRST YEAR    YEARS
-----------------------------
   1        A+B         a+b
-----------------------------
   2        A+B         a+c
-----------------------------
   3      A+X+Y+Z        a


A = 25% of premiums that do not exceed the cost of insurance assessed during the first Policy Year.


B = 1% of premiums in excess of the cost of insurance assessed during the first
    Policy Year.


a = 25% of premiums that do not exceed the cost of insurance assessed during the respective Policy Year.


b = 1% of premiums in excess of the cost of insurance assessed during that Policy Year.

c = Up to 0.25% per year of the average Cash Value of a Policy during a Policy
    Year.

X = 20% of the first Policy Year premiums received up to an amount that equals:
    the planned annual premium reduced by the cost of insurance charge, the monthly administrative charge, premium loads assessed, and any premiums paid less frequently than monthly.

Y = 2% of any unscheduled premiums received.

Z = 1% of premiums equal to the monthly administrative charge and the premium loads on those charges and the cost of insurance.

MetLife Registered Representatives
----------------------------------

MetLife Registered Representatives and their managers may be eligible for cash compensation such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, payments based on a percentage of the Policy's cash value, financing arrangements, marketing support, medical and retirement benefits and benefits. The amount of this additional cash compensation is based primarily on the amount of MetLife products sold. MetLife products are those issued by us or our affiliates. MetLife Registered Representatives must meet a minimum level of sales of MetLife products in order to maintain their employment or agent status with us and in order to be eligible for other cash compensation. Managers who supervise these MetLife Registered Representatives may be entitled to additional cash compensation based on sales of MetLife products by the MetLife Registered Representatives they supervise. For some of our affiliates, managers may pay a portion of their compensation to their MetLife Registered Representatives. Because the additional cash compensation paid to these MetLife Registered Representatives and their managers is primarily based on sales of MetLife products, these MetLife Registered Representatives and their managers have an incentive to favor the sale of MetLife products over other products issued by non-affiliates.

MetLife Registered Representatives and their managers are also eligible for various non-cash compensation programs that we offer such as conferences, trips, prizes, and awards. Other payments may be made for other services that do not directly involve the sale of products. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

Compensation Paid to Selling Firms and Other Intermediaries
------------------------------------------------------------

We enter into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If you purchase a MetLife product through an Intermediary, we may pay the Intermediary base commission and other forms of compensation for the sale and renewal of MetLife products and fees for the administration and service of MetLife products, or remit compensation to the Intermediary on your behalf, if you are a plan sponsor. As recognized by the National Association of Insurance Commissioners in its Producer Licensing Model Act, compensation may include payments, commissions, fees awards, overrides, bonuses, contingent commissions, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, we may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements). The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.

If you would like further information, ask your Intermediary or a MetLife representative for specific details concerning your Intermediary's compensation arrangement with MetLife.

The Statement of Additional Information contains additional information about the compensation paid for the sale of the Policies.

Commissions and other incentives or payments described above are not charged directly to Policy Owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

GENERAL PROVISIONS OF THE GROUP CONTRACT
--------------------------------------------------------------------------------

ISSUANCE

The Group Contract will be issued upon receipt of a signed application for Group Insurance signed by a duly authorized officer of the employer, and acceptance by a duly authorized officer of the Company at its Administrative Office.

PREMIUM PAYMENTS

The Contractholder will give planned premium payments for Insureds of the Contractholder or an associated company in an amount authorized by the employee to be deducted from his or her wages. All planned premiums under a Group Contract must be given in advance. The planned premium payment interval is agreed to by the Contractholder and us. Before each planned payment interval, we will furnish the Contractholder with a statement of the planned premium payments to be made under the Group Contract or such other notification as has been agreed to by the Contractholder and us.

GRACE PERIOD

If the Contractholder does not give planned premium payments in a timely fashion, the Group Contract will be in default. A grace period of 31 days begins on the date that the planned premiums were scheduled to be given. If the Contractholder does not give premiums before the end of the grace period, the Group Contract will terminate. If the Group Contract provides for automatic continuation of coverage, the insurance provided by the Certificates will continue as an Individual Policy following the Group Contract's termination, provided such insurance is not surrendered or cancelled by the Owner and provided the Owner pays the premium directly to the Company. If the Group Contract does not provide for automatic continuation of coverage, your Certificate will cease and continuation of coverage may depend upon whether there is a succeeding plan of insurance. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

TERMINATION

Except as described in "Grace Period" above, the Group Contract will be terminated immediately upon default. In addition, we may end a Group Contract or any of its provisions on 31 days' notice. Some Group Contracts provide that if the Group Contract terminates, any Certificates in effect will remain in force on an individual basis, unless such insurance is surrendered or cancelled by the Owner. If a Certificate was issued in connection with such a Group Contract and if allowed by state law, the Certificate will be amended automatically to continue in force as an Individual Policy. The new Individual Policy will provide benefits that are identical to those provided under the Certificate. (See "Conversion Rights--Group Contracts with Automatic Continuation of Coverage.") Other Group Contracts may not have such a continuation provision and if the Group Contract terminates, your Certificate will cease. If there is a succeeding plan of insurance, we will pay the succeeding carrier the Cash Surrender Value of your Certificate. If there is no succeeding carrier, or the succeeding carrier is unable to accept such Cash Surrender Value, we will pay the Cash Surrender Value to you, unless you elect to take a paid-up insurance option using your Cash Surrender Value as a single premium. (See "Conversion Rights--Group Contracts without Automatic Continuation of Coverage.")

RIGHT TO EXAMINE GROUP CONTRACT

The Contractholder may terminate the Group Contract within 20 days after receiving it, within 45 days after the application was signed or within 10 days of mailing a notice of the cancellation right, whichever is latest. To cancel the Group Contract, the Contractholder should mail or deliver the Group Contract to us at our Administrative Office.

ENTIRE CONTRACT

The Group Contract, with the attached copy of the Contractholder's application and other attached papers, if any, is the entire contract between the Contractholder and us. All statements made by the Contractholder, any Owner or any Insured will be deemed representations and not warranties. Misstatements will not be used in any contest or to reduce a claim under the Group Contract, unless such misstatements are in writing. A copy of the application containing such misstatement must have been given to the Contractholder or to the Insured or to his Beneficiary, if any.

INCONTESTABILITY

We cannot contest the Group Contract after it has been in force for two years from the date of issue.

OWNERSHIP OF GROUP CONTRACT

The Contractholder owns the Group Contract. The Group Contract may be changed or ended by agreement between us and the Contractholder without the consent of, or notice to, any person claiming rights or benefits under the Group Contract. However, the Contractholder does not have any ownership interest in the Policies issued under the Group Contract. The rights and benefits under the Policies inure to the benefit of the Owners, Insureds, and Beneficiaries as set forth herein and in the Policies.

GENERAL MATTERS RELATING TO THE POLICY
--------------------------------------------------------------------------------

PAYMENT OF PROCEEDS

Payment of Death Benefit Proceeds. Death benefit proceeds under the Policy
----------------------------------
ordinarily will be paid within 7 days after we receive proof of the Insured's death and all other documentation required at our Administrative Office. Payment may, however, be postponed in certain circumstances. See "Delays in Payments We Make". The death benefit will be increased by the amount of the monthly cost of insurance for the portion of the month from the date of the Insured's death to the end of the month, and reduced by any outstanding Indebtedness.

Settlement Options. We generally will pay Policy benefits in a lump sum payment.
-------------------
By written agreement, however, we may provide for payment of death benefit proceeds under an alternative settlement option. The only currently available settlement option is to leave proceeds on deposit with the Company at interest.

POSTPONEMENT OF PAYMENTS

We usually pay the amounts of any surrender, partial withdrawal, death benefit proceeds, loan or settlement options within 7 days after we receive all applicable written notices, permitted telephone, fax [and/or online] request, and or due proof of death of the Insured. We may postpone such payments, however, whenever:

     . the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;
     .    the SEC by order permits postponement for the protection of Owners; or
     . an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets.

The Company may defer payments on any amount from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Owner's bank. We may use telephone, fax, internet or other means of communications to verify that payment from the Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Owners may avoid the possibility of delay in disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. If mandated by applicable law, the Company may be required to block your account and thereby refuse to pay any request for transfer, surrender, partial withdrawal, loan or death proceeds, until instructions are received from appropriate regulators. We also may be required to provide information about you and your account to government regulators.

Transfers, surrenders and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, the Company will pay interest at the rate of not less than 2 1/2% (currently 4%) per year for the period of the deferment.

STATE VARIATIONS
--------------------------------------------------------------------------------

This prospectus provides you with important information about the Policy. However, we will also issue you a Policy (Certificate or Individual Policy), which is a separate document from the prospectus. There may be differences between the description of the Policy contained in this prospectus and the Policy issued to you due to differences in state law. Please consult your Policy for the provisions that apply in your state. An Owner should contact our Administrative Office to review a copy of his or her policy and any applicable endorsements and riders.

LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MetLife Investors Distribution Company to perform its contract with the Separate Account or of MetLife to meet its obligations under the Policies.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Company, General American Life Insurance Company and the Separate Account are contained in the Statement of Additional Information (SAI). The financial statements of the Company and of General American Life Insurance Company should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of the Company to meet its obligations under the Policies and of General American Life Insurance Company, as guarantor, to meet its obligations under the guarantee agreement. For a free copy of these financial statements and/or the SAI, please call or write to us at our Administrative Office.

GLOSSARY
--------------------------------------------------------------------------------

ADMINISTRATIVE OFFICE--The service office of the Company, the mailing address of which is 190 Carondelet Plaza, St. Louis, Missouri 63105. Unless another location is specified, all applications, notices and requests should be directed to the Administrative Office at the address above or, if permitted, to our facsimile number (314-862-4502). You may also contact us for information at 1-800-685-0124.

ATTAINED AGE--The Issue Age of the Insured plus the number of completed Policy Years.

ASSOCIATED COMPANIES--The companies listed in a Group Contract's specifications pages that are under common control through stock ownership, contract or otherwise, with the Contractholder.

BENEFICIARY--The person(s) named in a Policy or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE--The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE--The Cash Value of a Policy on the date of surrender, less any Indebtedness.

CERTIFICATE--A document issued to Owners of Policies issued under Group Contracts, setting forth or summarizing the Owner's rights and benefits.

CONTRACTHOLDER--The employer, association, sponsoring organization or trust that is issued a Group Contract.

DIVISION--A subaccount of the Separate Account. Each Division invests exclusively in an available underlying Fund.

EFFECTIVE DATE--The actual date coverage shall take effect which will be on or after the Issue Date.

EMPLOYEE--A person who is employed and paid for services by an employer on a regular basis. To qualify as an employee, a person ordinarily must work for an employer at least 30 hours per week. The Company may waive or modify this requirement at its discretion. An employee may also include an independent contractor acting in many respects as an employee with a sponsoring employer. An employee may include a partner in a partnership if the employer is a partnership.


FACE AMOUNT--The minimum death benefit under the Policy so long as the Policy remains in force.

GENERAL ACCOUNT--The assets of the Company other than those allocated to the Separate Account or any other separate account. This may not be available on all Policies as an option.

GROUP CONTRACT--A group flexible premium variable life insurance contract issued to the Contractholder by the Company.

HOME OFFICE--200 Park Avenue, New York, NY 10166

INDEBTEDNESS--The sum of all unpaid Policy Loans and accrued interest charged on loans.

INDIVIDUAL INSURANCE--Insurance provided under a Group Contract or under an Individual Policy issued in connection with an employer-sponsored insurance program on an employee or an employee's spouse.

INSURED--The person whose life is insured under a Policy. The term may include both an employee and an employee's spouse.

INVESTMENT START DATE--The date the initial premium is applied to the General Account and for the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at the Company's Administrative Office.

ISSUE AGE--The Insured's Age as of the date the Policy is issued.

ISSUE DATE--The Issue Date is the date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT--The account of the Company to which amounts securing Policy Loans are allocated. It is a part of the Company's General Account assets.

LOAN VALUE--The maximum amount that may be borrowed under a Policy after the first Policy Anniversary.

MATURITY DATE--The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY--The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.


NET PREMIUM--The premium less any premium expense charge, any charge to compensate us for anticipated higher corporate income taxes resulting from the sale of a Policy, and, for Policies with Group A charge structure, any charge for premium taxes.


OBRA--Omnibus Budget Reconciliation Act of 1990.

OWNER (OR YOU)--The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY--Either the Certificate or the Individual Policy offered by the Company and described in this Prospectus. Under Group Contracts, the Policy may be issued on the employee or on the employee's spouse.

POLICY ANNIVERSARY--The same date each year as the Issue Date.

POLICY MONTH--A month beginning on the Monthly Anniversary.

POLICY YEAR--A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

SEC (OR THE COMMISSION)--The Securities and Exchange Commission.

SEPARATE ACCOUNT--Paragon Separate Account B, a separate investment account established by the Company to receive and invest the net premiums paid under the Policy.

SPOUSE--An employee's legal spouse. The term does not include a spouse who is legally separated from the employee.

VALUATION DATE--Each day that the New York Stock Exchange is open for regular trading.

VALUATION PERIOD--The period between two successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on a Valuation Date and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

Additional Policy Information.............................................    3
   The Policy
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Determination of Cash Value in Each Separate Account Division
   Cost of Insurance
   Federal Tax Matters
Additional Benefits and Riders............................................    6
   Waiver of Monthly Deductions Rider
   Children's Life Insurance Rider
   Spouse's Life Insurance Rider
   Accelerated Death Benefit Settlement Option Rider
   Will Preparation Rider
Distribution of the Policies..............................................    8
More Information About the Company........................................    8
   The Company
Other Information.........................................................    9
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Additional Information
   Financial Statements
Appendix--Death Benefit Applicable Percentage Table.......................   A-1

      To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits and Cash Values, and to request other information about the Policy, please call 1-800-685-0124 or write to us at our Administrative Office.

      The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090.

      Investment Company Act of 1940 Registration File No. 811-7534

[LOGO] MetLife(R)

                           PARAGON SEPARATE ACCOUNT B
                                  (REGISTRANT)

                       METROPOLITAN LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                                 200 PARK AVENUE
                               NEW YORK, NY 10166

      DIRECT ALL CORRESPONDENCE AND INQUIRIES TO THE ADMINISTRATIVE OFFICE:

                              190 CARONDELET PLAZA
                            ST. LOUIS, MISSOURI 63105
                                 (314) 862-2211

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") contains additional information regarding flexible premium variable life insurance policies offered by Metropolitan Life Insurance Company ("MetLife or the "Company") for use in employer-sponsored insurance programs. When a Group Contract is issued, Certificates showing the rights of the Owners and/or Insureds will be issued under the Group Contract. Individual Policies will be issued when a Group Contract is not issued. The terms of the Certificate and Individual Policy are very similar and are referred to collectively in this SAI as "Policy" or "Policies."


     This SAI is not a prospectus, and should be read together with the prospectus for the Policies dated April 28, 2008, and the prospectuses for the Funds offered as investment options in the Policies. Please refer to your prospectus for a list of the Funds offered under your Policy. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policies.

     The date of this Statement of Additional Information is April 28, 2008.

                                                           SA B - SAI COMMISSION

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

Additional Policy Information.............................................    3
   The Policy
   Claims of Creditors
   Incontestability
   Misstatement of Age
   Suicide Exclusion
   Assignment
   Beneficiary
   Changing Owner or Beneficiary
   Changing Death Benefit Options
   Determination of Cash Value in Each Separate Account Division
   Cost of Insurance
   Federal Tax Matters
Additional Benefits and Riders............................................    6
   Waiver of Monthly Deductions Rider
   Children's Life Insurance Rider
   Spouse's Life Insurance Rider
   Accelerated Death Benefit Settlement Option Rider
   Will Preparation Rider
Distribution of the Policies..............................................    8
More Information About the Company........................................    8
   The Company
Other Information.........................................................    9
   Potential Conflicts of Interest
   Safekeeping of Separate Account Assets
   Records and Reports
   Independent Registered Public Accounting Firm
   Additional Information
   Financial Statements
APPENDIX--DEATH BENEFIT APPLICABLE PERCENTAGE TABLE.......................   A-1

ADDITIONAL POLICY INFORMATION
--------------------------------------------------------------------------------

                                   THE POLICY

     The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement together make the entire contract between the Owner and us. Apart from the rights and benefits described in the Certificate or Individual Policy and incorporated by reference into the Group Contract, the Owner has no rights under the Group Contract.

     We assume that all statements made by the Insured in the application are made to the best knowledge and belief of the person(s) who made them and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. Because of differences in state laws, certain provisions of the Policy may differ from state to state.

                               CLAIMS OF CREDITORS

     To the extent permitted by law, neither the Policy nor any payment thereunder will be subject to the claims of creditors or to any legal process. However, the amount of the death benefit that exceeds the Policy's Cash Value is paid from our General Account and thus is subject to the claims paying ability of the Company.

                                 INCONTESTABILITY

     In issuing this Policy, we rely on all statements made by or for the Owner and/or the Insured in the application or in a supplemental application or application for reinstatement. Therefore, if an Owner makes any material misrepresentation of a fact in an application or any supplemental application, we may contest the Policy's validity or may resist a claim under the Policy.

     We cannot contest the Policy after it has been in force during the lifetime of the Insured for two years after the Issue Date. An increase in Face Amount or the addition of a rider after the Issue Date is incontestable after such increase in Face Amount or rider has been in effect for two years during the lifetime of the Insured. The reinstatement of a Policy is incontestable, except for nonpayment of premiums, after such reinstatement has been in effect for two years during the lifetime of the Insured.

                                MISSTATEMENT OF AGE

     If the age of the Insured was stated incorrectly in the application, we will adjust the death benefit proceeds to the amount that would have been payable at the correct age based on the most recent deduction for cost of insurance.

     Any payment or Policy changes we make in good faith, relying on our records or evidence supplied with respect to such payment, will fully discharge our duty. We reserve the right to correct any errors in the Policy.

                                SUICIDE EXCLUSION

     If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

     Certain states may require suicide exclusion provisions that differ from those stated here. For example, these provisions do not apply to any Insured who is a citizen of Missouri when the Policy is issued, unless such Insured intended suicide at the time of application for the Policy or at the time of any increase in Face Amount.

                                   ASSIGNMENT

     An Owner may assign rights under the Policy while the Insured is alive by submitting a written request to our Administrative Office. The Owner retains an ownership rights under the Policy that are not assigned.

     We will be bound by an assignment of a Policy only if:

     .    it is in writing;

     . the original instrument or a certified copy is filed with us at our Administrative Office; and

     .    we send an acknowledged copy to the Owner.

     We are not responsible for determining the validity of any assignment.

     Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, we may require proof of the interest of the claimant. A valid assignment will take precedence over any claim of a Beneficiary. An assignment may have tax consequences.

                                    BENEFICIARY

     The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

                           CHANGING OWNER OR BENEFICIARY

     The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to us at any time during the Insured's lifetime. We may require that the Policy be returned for endorsement of any change. The change will take effect as of the date the Owner signs the written request, whether or not the Insured is living when the request is received by us. We are not liable for any payment we make or any action we take before we receive the Owner's written request. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. CHANGING THE OWNER MAY HAVE ADVERSE TAX CONSEQUENCES. THE OWNER SHOULD CONSULT A TAX ADVISOR BEFORE DOING SO.

                          CHANGING DEATH BENEFIT OPTIONS

      An Owner must submit a written request to change death benefit options. A change in death benefit option will not necessarily result in an immediate change in the amount of a Policy's death benefit or Cash Value. If an increase in Face Amount precedes or occurs concurrently with a change in death benefit option, the cost of insurance charge may be different for the amount of the increase. CHANGING THE DEATH BENEFIT OPTION MAY HAVE TAX CONSEQUENCES.

      If an Owner changes from Option A to Option B, the Face Amount after the change will equal the Face Amount before the change LESS the Cash Value on the effective date of the change. Any written request to change from Option A to Option B must be accompanied by satisfactory evidence of insurability. We will not accept a change from Option A to Option B if doing so would reduce the Face Amount to less than $25,000.

      If an Owner changes from Option B to Option A, the Face Amount after the change will equal the Face Amount before the change PLUS the Cash Value on the effective date of change. We will not impose any charges in connection with a change from death benefit Option B to Option A.

           DETERMINATION OF CASH VALUE IN EACH SEPARATE ACCOUNT DIVISION

     Using the "net investment factor" computation method, the Cash Value in each Separate Account Division, equals the number of units in the Division MULTIPLIED BY the

     . the Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; PLUS

     . any net premium payments allocated to the Division during the current Valuation Period; PLUS

     . any loan repayments allocated to the Division during the current Valuation Period; PLUS


     . any amounts transferred to the Division from another Division (or from the General Account for those Policies where the General Account is available as an investment option) during the current Valuation Period; PLUS

     . that portion of the interest credited on outstanding Policy Loans which is allocated to the Division during the current Valuation Period; MINUS

     . any amounts transferred from the Division during the current Valuation Period (including amounts securing Policy Loans) plus any applicable transfer charges; MINUS

     . any partial withdrawals from the Division during the current Valuation Period plus any partial withdrawal transaction charge; MINUS

     . (if a Monthly Anniversary occurs during the current Valuation Period) the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period.

     The NET INVESTMENT FACTOR for each Division for a Valuation Period equals:

     .    the value of the assets at the end of the preceding Valuation Period;
          PLUS

     . the investment income and capital gains-realized or unrealized-credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; MINUS

     . the capital losses, realized or unrealized, charged against those assets during the Valuation Period; MINUS

     . any amount charged against each Division for taxes or other economic burden resulting from the application of tax laws, determined by the Company to be properly attributable to the Divisions or the Policy, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; MINUS

     . a charge not to exceed .0024547% of the net assets for each day in the Valuation Period. This corresponds to 0.90% per year for mortality and expense risks (The current rate may change but will not exceed 0.90%); DIVIDED BY

     .    the value of the assets at the end of the preceding Valuation Period.

                                COST OF INSURANCE

     Cost of Insurance Rates. The current cost of insurance rates will be based
     ------------------------
on the Attained Age of the Insured, the rate class of the Insured, and possibly the gender mix (i.e., the proportion of men and women covered under a particular Group Contract or employer-sponsored program). The cost of insurance rates generally increase as the Insured's Attained Age increases. An Insured's rate class is generally based on the number of eligible employees as well as other factors that may affect the mortality risk we assume in connection with a particular Group Contract or employer-sponsored insurance program. All other factors being equal, the cost of insurance rates generally decrease by rate class as the number of eligible employees in the rate class increase. We reserve the right to change criteria on which a rate class will be based in the future.

     If gender mix is a factor, we will estimate the gender mix of the pool of Insureds under a Group Contract or employer-sponsored insurance program upon issuance of the Contract. Each year on the Group Contract or employer-sponsored insurance program's anniversary, we may adjust the rate to reflect the actual gender mix for the particular group. In the event that the Insured's eligibility under a Group Contract (or other employer-sponsored insurance program) ceases, the cost of insurance rate will continue to reflect the gender mix of the pool of Insureds at the time the Insured's eligibility ceased. However, at some time in the future, we reserve the right to base the gender mix and rate class on the group consisting of those Insureds who are no longer under a Group Contract or employer-sponsored program.


     Any change in the actual cost of insurance rates, will apply to all persons of the same Attained Age and rate class whose Face Amounts have been in force for the same length of time. Any change in the actual cost of insurance rates will not include changes made to adjust for changes in the gender mix of the pool of Insureds under a particular Group Contract or employer-sponsored insurance program. (For purposes of computing guideline premiums under Section 7702 of the Internal Revenue Code of 1986, as amended, the Company will use 100% of the 2001 CSO Table.)


     Net Amount at Risk. The net amount at risk may be affected by changes in
     -------------------
the Cash Value or changes in the Face Amount of the Policy. If there is an increase in the Face Amount and the rate class applicable to the increase is different from that for the initial Face Amount, we will calculate the net amount at risk separately for each rate class. When we determine the net amounts at risk for each rate class, when death benefit Option A is in effect, we will consider the Cash Value first to be a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, we will consider the excess

Cash Value a part of each increase in order, starting with the first increase. If death benefit Option B is in effect, we will determine the net amount at risk for each rate class by the Face Amount associated with that rate class. In calculating the cost of insurance charge, the cost of insurance rate for a Face Amount is applied to the net amount at risk for the corresponding rate class.

      Because the calculation of the net amount at risk is different under death benefit Option A and death benefit Option B when more than one rate class is in effect, a change in the death benefit option may result in a different net amount at risk for each rate class. Since the cost of insurance is calculated separately for each rate class, any change in the net amount at risk resulting from a change in the death benefit option may affect the total cost of insurance paid by the Owner.

      Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated.

                               FEDERAL TAX MATTERS

     If Fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Fund may fail the diversification requirements of
Section 817(h) of the Internal Revenue Code, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.

     The prospectus contains additional information regarding Federal Tax
Matters.

ADDITIONAL BENEFITS AND RIDERS
--------------------------------------------------------------------------------

     The following additional benefits and riders currently are available under the Policy. Some Group Contracts or employer-sponsored programs may not offer each of the additional benefits and riders described below. In addition, certain riders may not be available in all states, and the terms of the riders may vary from state to state.

     We deduct any charges for these benefits and riders from Cash Value as part of the monthly deduction. The benefits and riders provide fixed benefits that do not vary with the investment performance of the Separate Account. An Owner may elect to add one or more of the riders listed below at any time, subject to certain limitations. We may require underwriting for certain riders. Your agent can help you determine whether certain of the riders are suitable for you. Please contact us for further details on these additional benefits and riders.

                        WAIVER OF MONTHLY DEDUCTIONS RIDER

     This rider provides for the waiver of the monthly deductions while the Insured is totally disabled, subject to certain limitations. The Insured must have become disabled before age 65.

                         CHILDREN'S LIFE INSURANCE RIDER

     This rider provides for term insurance on the Insured's children, as defined in the rider. To be eligible for insurance under the rider, the child to be insured must not be confined in a hospital at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt at our Administrative Office of proof of the Insured's death before the rider terminates, the rider will be continued on a fully paid-up term insurance basis.

                           SPOUSE'S LIFE INSURANCE RIDER

     This rider provides term insurance on the Insured's spouse, as defined in the rider. To be eligible for insurance under the rider, the spouse must provide evidence of insurability at the time the application is signed. The death benefit will be payable to the named Beneficiary upon the death of the spouse. Under this rider, if we receive at our Administrative Office proof of the Insured's death before the Policy Anniversary nearest the spouse's 65th birthday, a limited 60-day continuation and exchange period begins, during which this rider may be exchanged for a new fixed-benefit policy on the life of the spouse. The spouse's life insurance rider differs from an actual Policy issued on an employees' spouse in that the rider provides only term insurance on the life of the spouse and does not provide for the accumulation of its own cash value.

                 ACCELERATED DEATH BENEFIT SETTLEMENT OPTION RIDER

     This rider provides for the accelerated payment of a portion of death benefit proceeds in a single sum to the Owner if the Insured is terminally ill or, in some states, permanently confined to a nursing home. Under the rider, which is available at no additional cost, the Owner may make a voluntary election to completely settle the Policy in return for accelerated payment of a reduced death benefit. The Owner may make such an election under the rider if evidence, including a certification from a licensed physician, is provided to us that the Insured: (i) has a life expectancy of 12 months or less, or (ii) is permanently confined to a qualified nursing home and is expected to remain there until death. Any irrevocable Beneficiary and assignees of record must provide written authorization in order for the Owner to receive the accelerated benefit. The Accelerated Death Benefit Settlement Option Rider is not available with Corporate Programs.

     The amount of the death benefit payable under the rider will equal the Cash Surrender Value under the Policy on the date we receive satisfactory evidence of either (i) or (ii), above, LESS any Indebtedness and any term insurance added by other riders, PLUS the product of the applicable "benefit factor" multiplied by the difference of (a) minus (b), where (a) equals the Policy's death benefit proceeds, and (b) equals the Policy's Cash Surrender Value. The "benefit factor", in the case of terminal illness, is 0.85 and, in the case of permanent nursing home confinement is 0.70.

     The federal income tax consequences associated with adding or receiving benefits under the Accelerated Death Benefit Settlement Option are unclear. YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR ABOUT THE CONSEQUENCES OF ADDING THIS RIDER TO A POLICY OR REQUESTING AN ACCELERATED DEATH BENEFIT PAYMENT UNDER THIS RIDER.

                             WILL PREPARATION RIDER

     This rider provides a will preparation service through a MetLife affiliate. The service provides for a will to be prepared by attorneys designated by our affiliate. There is no cost for this rider. However, if you choose to have an attorney other than the designated attorney prepare the will, you must pay the attorney's fees directly and you will be reimbursed for the lesser of the amount you paid for the attorney's services and the amount customarily reimbursed for such services by our affiliate.

DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------

     Information about the distribution of the Policies is contained in the prospectus. (See "Distribution of the Policies.") Additional information is provided below.


     The Policies are offered to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

     MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the Policies. MLIDC, which is our affiliate is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Act of 1934, and is a member of the Financial Industry Regulatory Authority. MLIDC enters into selling agreements with affiliated and unaffiliated broker-dealers who sell the Policies through their registered representatives ("selling firms").


     We pay selling firms commissions. Sales compensation was paid to selling firms with respect to the Policies in the Separate Account in the following amounts during the periods indicated:


          AGGREGATE AMOUNT OF      AGGREGATE AMOUNT OF
FISCAL    COMMISSIONS PAID TO    COMMISSIONS RETAINED BY
 YEAR    PRINCIPAL UNDERWRITER    PRINCIPAL UNDERWRITER
--------------------------------------------------------
2007                                      $0
2006         $2,527,115.40                $0
2005         $2,618,757.40                $0


     We retain sales charges deducted from premium payments and use them to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as payment of commissions.

MORE INFORMATION ABOUT THE COMPANY
--------------------------------------------------------------------------------

                                   THE COMPANY

     MetLife is a provider of insurance and financial services domiciled in New York. It is a wholly owned subsidiary of MetLife, Inc., a publicly traded company that, through its subsidiaries and affiliates, provides insurance and financial services to individual and institutional customers in the United States and abroad.

     Before May 1, 2006, all Contracts were issued by Paragon Life Insurance Company ("Paragon"), another subsidiary of MetLife, Inc. In order to simplify its corporate and operational structure, MetLife, Inc. purchased all of the stock of Paragon, and on May 1, 2006, the operations of MetLife and Paragon were combined through merger.

     Upon consummation of the merger, Paragon's separate corporate existence ceased by operation of law, and MetLife assumed legal ownership of all of the assets of Paragon, including the Separate Account and its assets. As a result of the merger, MetLife also became responsible for all of Paragon's liabilities and obligations, including those created under Contracts initially issued by Paragon and outstanding on the date of the merger. Such Contracts thereby became variable contracts funded by a Separate Account of MetLife, and each owner thereof has become a contractholder of MetLife.

     Paragon was a stock life insurance company incorporated under the laws of Missouri and subject to regulation by the Missouri Division of Insurance. Organized in 1981 as General American Insurance Company, the company name was changed to Paragon on December 31, 1987. Paragon's main business was writing individual and group life insurance policies.

     Paragon was a wholly owned subsidiary of General American Life Insurance Company, a Missouri life insurance company that is wholly owned by GenAmerica Corporation, a Missouri general business corporation. GenAmerica Corporation is wholly owned by MetLife. General American is licensed to sell life insurance in 49 states, the District of Columbia, Puerto Rico and in ten Canadian provinces. General American's Home Office is located at 13045 Tesson Ferry Road, St. Louis, Missouri 63128.

OTHER INFORMATION
--------------------------------------------------------------------------------

                         POTENTIAL CONFLICTS OF INTEREST

     In addition to the Separate Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither we nor the Funds currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Fund's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (i) changes in state insurance laws; (ii) changes in federal income tax laws; or (iii) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

     If a Fund's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

                     SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

     The Company holds assets of the Separate Account, physically segregated and held apart from our General Account assets. We maintain records of all purchases and sales of Fund shares by each of the Separate Account Divisions. Financial Institution Bonds issued by St. Paul Fire and Marine Company with a limit of $20 million cover all officers and employees of the Company who have access to the assets of the Separate Account.

                               RECORDS AND REPORTS

     We will maintain all records relating to the Separate Account. Once each Policy Year, we will send you a report showing the following information as of the end of the report period:


     . the current Cash Value, amounts in each Division of the Separate Account (and in the General Account for those Policies where the General Account is available as an investment option), Loan Account value


     .    the current Cash Surrender Value

     .    the current death benefit

     .    the current amount of any Indebtedness

     . any activity since the last report (E.G., premiums paid, partial withdrawals, charges and deductions)

     .    any other information required by law

     We also will send periodic reports for the Funds and a list of portfolio securities held in each Fund. Receipt of premiums paid directly by the Owner, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of Paragon Separate Account B included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

     The consolidated financial statements of Metropolitan Life Insurance Company and the consolidated financial statements of General American Life Insurance Company (the "Companies") (which reports express unqualified opinions and each includes an explanatory paragraph referring to the change in the method of accounting for defined benefit pension and other postretirement plans, and for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which the Companies adopted on December 31, 2006, and January 1, 2004, respectively), each included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                             ADDITIONAL INFORMATION

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

                              FINANCIAL STATEMENTS

     The Company's financial statements should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the Company's ability to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                                                        APPENDIX

                    DEATH BENEFIT APPLICABLE PERCENTAGE TABLE

               APPLICABLE                  APPLICABLE
ATTAINED AGE   PERCENTAGE   ATTAINED AGE   PERCENTAGE
-----------------------------------------------------
40                250%      61                128%
41                243       62                126
42                236       63                124
43                229       64                122
44                222       65                120
45                215       66                119
46                209       67                118
47                203       68                117
48                197       69                116
49                191       70                115
50                185       71                113
51                178       72                111
52                171       73                109
53                164       74                107
54                157       75-90             105
55                150       91                104
56                146       92                103
57                142       93                102
58                138       94                101
59                134       95 or older       100
60                130

     The applicable percentages in the foregoing table are based on federal tax law requirements described in Section 7702(d) of the Code. The Company reserves the right to alter the applicable percentage to the extent necessary to comply with changes to Section 7702(d) or any successor provision thereto.

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

a. Board of Directors Resolutions.

          1) Resolution of the Board of Directors of Metropolitan Life Insurance Company effecting the establishment of Paragon Separate Account B (11)

          2) Resolution adopted by the Board of Directors of Paragon Life Insurance Company authorizing the establishment of Separate Account B of Paragon Life Insurance Company (5)

b. Custodian Agreements. Not applicable.


c. Underwriting Contracts.

          1)   Principal Underwriting Agreement (15)

          2)   Form of Enterprise Selling Agreement (15)


d. Contracts.

          1)   Form of Group Contract:

               i.   Scudder - (Group Contract 30020) (6)

               ii.  Morgan Stanley - (Group Contract 30029) (6)

                         Putnam

                         MFS

               iii. Multi-Manager (Group Contract 30037) (6)

          2)   Proposed Form of Individual Policy and Policy Riders:

               i.   Scudder - (Group Contract 30018) (6,3)

               ii.  Morgan Stanley - (Group Contract 30027) (6,3)

                         Putnam

                         MFS

               iii. Multi-Manager (30045) (7)

          3)   Proposed Form of Certificate and Certificate Riders:

               i.   Scudder - (Group Contract 30019) (6,3)

               ii.  Morgan Stanley - (Group Contract 30028) (6,3)

                         Putnam

                         MFS

               iii. Multi-Manager (30036) (6,3)

               iv.  Multi-Manager (30044) (7)

               v.   MET (30047) (11)

e. Applications.

          1)   Form of Application for Group Contract (10914) (4); (33906) (7)

          2) Form of Application for Employee Insurance (Guaranteed Issue) (Group Contract 10915) (4)

          3) Form of Application for Employee Insurance (Simplified Issue) (Group Contract 10921, 10920) (4); (33910) (7)

          4)   Form of Application for Spouse Insurance (Group Contract 10917)
               (4)

          5) Form of Application for Employee Insurance Guaranteed Issue (Individual Policy 10352, 33100) (4)

          6) Form of Application for Employee Insurance (Simplified Issue) (Individual Policy 10357) (4)

          7) Form of Application for Spouse Insurance (Individual Policy 10354) (4)

          8) Form of Application Supplement for (Scudder Commissioned Policy, 33105) (6)

          9)   Form of Application Supplement for (Putnam Policy, 33114) (6)

          10)  Form of Application Supplement for (MFS Policy, 33115-20) (6)

          11)  Form of Application Supplement for (Morgan Stanley Policy, 33113)
               (6)

          l2) Form of Application Supplement for (Multi-Manager Commissioned Policy, 33116) (6); (33135)(7)

          13) Form of Application Supplement--Conditional Interim Coverage Agreement (33909) (7)

f. Depositor's Certificate of Incorporation and By-Laws.

          1) Restated Charter and By-laws of Metropolitan Life Insurance Company (9)

          2) Amended Restated Charter and By-laws of Metropolitan Life Insurance Company (10)


          3) Amended and Restated By-Laws of Metropolitan Life Insurance Company (15)


g. Reinsurance Contracts. (8)

h. Participation Agreements.

          1)   Form of Participation Agreement with Scudder Variable Series I
               (2)

          2)   Form of Participation Agreement with Putnam Variable Trust (2)

          3)   Form of Participation Agreement with MFS Variable Insurance Trust
               (2)

          4) Form of Participation Agreement with Fidelity Variable Insurance Products Fund (2)

          5) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II (2)

          6) Form of Participation Agreement with T. Rowe Price Equity Series, Inc. (5)

          7) Form of Participation Agreement with Morgan Stanley Variable Investment Series (6)

          8)   Form of Participation Agreement with Scudder Variable Series II
               (7)


          9)   Participation Agreement with Metropolitan Series Fund, Inc. (14)

          10)  Participation Agreement with Met Investors Series Trust (10)

          11) Participation Agreement with Fidelity Variable Insurance Products Fund IV and 1st Amendment (15)


i. Administrative Contracts. Not applicable.

j. Other Material Contracts.

          1)   Guarantee Agreement (11)

k. Legal Opinion.

          1)   Opinion of John R. Murphy, Esquire (11)

          2) Opinion and consent of Blackwell Sanders Peper Martin LLC, Counsel to General American Life Insurance Company, (11)

l. Actuarial Opinion.

          Not Applicable

m. Calculations.

          Not Applicable

n. Other Opinions.

               Consent of Deloitte & Touche LLP (for the Depositor, the Registrant, and the Guarantor) (to be filed by amendment)

o. Omitted Financial Statements. No financial statements are omitted from Item
24.

p. Initial Capital Agreements. Not applicable.

q. Redeemability Exemption. Memorandum describing issuance, transfer and redemption procedures for the Policies and the procedure for conversion to a fixed benefit policy (3)

r. Powers of Attorney

          1)   Metropolitan Life Insurance Company (11)

               (a)  C. Robert Henrikson (12)

          2)   General American Life Insurance Company (13)


               (a)  James J. Reilly (1)


s. Representations regarding separate account financial statements. (13)

----------
(1) Filed herewith.


(2) Incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-80393/811-08385), filed on September 1, 1999.

(3) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341/811-05382), filed on April 28, 2000, for Policy and Certificate Riders only.

(4) Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form S-6 (File No. 33-18341/811-05382), filed on April 28, 2000.

(5) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 (File No. 033-58796 and 811-7534), filed on April 28, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 (File No. 33-18341/811-08385), filed on April 25, 2001.

(7) Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 (File No. 33-58796/811-07534), filed on April 30, 2002.

(8) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6 (File No. 33-58796/811-07534), filed on April 30, 2003.

(9) Incorporated herein by reference to Post-effective Amendment No. 3 to the Registration Statement on Form S-6 (File No.333-40161/811-06025) filed on April 6, 2000.

(10) Incorporated herein by reference to the Form N-4 registration statement of MetLife Separate Account E on Form N-4 (File No. 333-83716/811-04001) filed on March 5, 2002.

(11) Incorporated herein by reference to the Registration Statement on Form N-6, File No. 333-133671 and 811-7534, filed May 1, 2006.

(12) Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-133671 and 811-7534) filed November 1, 2006.

(13) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-133671) filed April 17, 2007.

(14) Incorporated herein by reference to Post-Effective Amendment No. 9 to Metropolitan Life Separate Account E's Registration Statement on Form N-4 (File No. 333-83716), filed on September 10, 2007.

(15) Incorporated herein by reference to Post-Effective Amendment No. 3 to Paragon Separate Account B's Registration Statement on Form N-6 (File No. 333-133675), filed February 6, 2008.


Item 27. Directors and Officers of the Depositor

Name and Principal Business Address          Position and Offices with Depositor
------------------------------------------   -----------------------------------
C. Robert Henrikson                          Chairman of the Board, President
MetLife, Inc and Metropolitan Life           and Chief Executive Officer
Insurance Company
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101


Sylvia Mathews Burwell                       Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102

Burton A. Dole, Jr.                          Director
Pauma Valley Country Club
Pauma Valley Drive
Pauma Valley, CA 92061

Cheryl W. Grise                              Director
Executive Vice President
Northeast Utilities
107 Selden Street
Bethel, CT 06037

James R. Houghton                            Director
Chairman and Chief Executive Officer
Corning Incorporated
One Riverfront Plaza MP HQ E2-6
Corning, NY 14831

R. Glenn Hubbard                              Director
Dean and Russell L. Carson Professor of
Finance and Economics Graduate School of
Business Columbia University
Uris Hall, Room 101
3022 Broadway
New York, NY 10027-6902

Helene L. Kaplan                             Director
Of Counsel, Skadden, Arps, Slate, Meagher and Flom, LLP
Four Times Square
New York, NY 10036

Name and Principal Business Address          Position and Offices with Depositor
------------------------------------------   -----------------------------------
John M. Keane                                Director
2200 Wilson Blvd., Suite 102-502
Arlington, VA 22201-3324

James M. Kilts                               Director
Founding Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580

Charles H. Leighton                          Director
Retired Chairman and Chief Executive
Officer
CML Group, Inc.
330 Gray Craig Road
Middletown, RI 02842

Hugh B. Price                                Director
Piper Rudnick LLP
1251 Avenue of the Americas
New York, NY 10020-1104

David Satcher                                Director
Professor of Family Medicine and Community
Health
Director of Center of Excellence on Health
Disparity
Morehouse School of Medicine
720 Westview Drive, S.W, Suite 238
Atlanta, GA 30310-1495

Kenton J. Sicchitano                         Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

William C. Steere, Jr.                       Director
Retired Chairman of the Board
Pfizer, Inc.
235 East 42nd Street, 22nd Floor
New York, NY 10017

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, NY 10166.

Name                       Position with MetLife
------------------------   -----------------------------------------------------
C. Robert Henrikson        Chairman of the Board, President and Chief Executive
                           Officer
Gwenn L. Carr              Senior Vice President and Secretary
Steven A. Kandarian        Executive Vice President and Chief Investment Officer
James L. Lipscomb          Executive Vice President and General Counsel
William J. Mullaney        President, Institutional Business
Joseph J. Prochaska, Jr.   Executive Vice President and Chief Accounting Officer
Catherine A. Rein          Senior Executive Vice President and Chief

Name                       Position with MetLife
------------------------   -----------------------------------------------------
                           Administrative Officer
Steven L. Sheinheit        Executive Vice President and Chief Information
                           Officer
William J. Toppeta         President, International
Lisa Weber                 President, Individual Business
William J. Wheeler         Executive Vice President and Chief Financial Officer

Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant

The registrant is a separate account of MetLife under the New York Insurance law. Under said law, the assets allocated to the separate account are the property of MetLife. MetLife is a wholly owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with MetLife.

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF SEPTEMBER 30, 2007

The following is a list of subsidiaries of MetLife, Inc. updated as of September 30, 2007. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

      5.    Entrecap Real Estate II, LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by Entrecap Real Estate II, LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            a)    PREFCO Vingt LLC (CT)

            b) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by Entrecap Real Estate II, LLC and 1% general partnership is held by PREFCO Vingt LLC.

     6.     Plaza Drive Properties, LLC (DE)

     7.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by Metropolitan Asset Management Corporation.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.27483% is owned by Metropolitan Asset Management Corporation and 0.01976% is owned by Metlife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) Met3 SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    Metropolitan Life Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99905% is owned by MetLife International Holdings, Inc. and 0.00095% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 74.5485235740% is owned by MetLife International Holdings, Inc. and 25.451476126% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16. Siembra Seguros de Vida S.A. (Argentina) - 97.9327% is owned by MetLife International Holdings, Inc. and 2.0672% is owned by Natiloportem Holdings, Inc.

      17.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Services (Singapore) PTE Limited (Australia)

      18. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      19. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      20. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      21.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)

            c)    MetLife Fubon Limited (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.   Thorngate, LLC (DE)

      7.   Alternative Fuel I, LLC (DE)

      8.   Transmountain Land & Livestock Company (MT)

      9.   MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

        20.   Bond Trust Account A (MA)

        21.   Metropolitan Asset Management Corporation (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 9% General Partnership interest is held by Metropolitan Asset Management Corporation and 90% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 78.5% Limited Partnership interest is held by Metropolitan Life Insurance Company and 20.5% Limited Partnership interest is held by Metropolitan Asset Management Corporation.

            c) MetLife Investments Asia Limited (Hong Kong)- One share of MetLife Investments Asia Limited is held by W&C Services, Inc., a nominee of Metropolitan Asset Management Corporation.

            d) MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

            e) MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited and 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      22.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

            c)    Omega Reinsurance Corporation (AZ)

      23.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2) Reinsurance Group of America, Incorporated (MO) - 52.8% is owned by General American Life Insurance Company.

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Fairfield Management Group, Inc. (MO)

                                          (aa)  Reinsurance Partners, Inc. (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (d)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (e)   RGA Life Reinsurance Company of Canada (Canada)

                        (f)   RGA International Corporation (Nova Scotia/Canada)

                        (g)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv) RGA Services India Private Limited (India) - Reinsurance Group of America Incorporated owns 99% of RGA Services India Private Limited and RGA Holdings Limited owns 1%.

                        (h)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (i)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (j) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (k)   RGA Technology Partners, Inc. (MO)

                        (l)   RGA International Reinsurance Company (Ireland)

                        (m)   RGA Capital Trust I (DE)

                              (i)   RGA Global Reinsurance Company, Ltd.
                                    (Bermuda)

      24.   Corporate Real Estate Holdings, LLC (DE)

      25. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by Metropolitan Asset Management Corporation

      26.   MetLife Tower Resources Group, Inc. (DE)

      27.   Headland - Pacific Palisades, LLC (CA)

      28. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      29.   Krisman, Inc. (MO)

      30.   Special Multi-Asset Receivables Trust (DE)

      31.   White Oak Royalty Company (OK)

      32.   500 Grant Street GP LLC (DE)

      33. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      34.   MetLife Canada/MetVie Canada (Canada)

      35.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      36.   Euro CL Investments LLC (DE)

      37.   MEX DF Properties, LLC (DE)

      38. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      39.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      40.   Housing Fund Manager, LLC (DE)

      41. MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC.

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X. MetLife Insurance Company of Connecticut (Life Department) (Accident Department) (CT) 86.72% is owned by MetLife, Inc. and 13.28% is owned by MetLife Investors Group, Inc.

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party.

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      7.    Metropolitan Canadian Property Ventures LLC (NY)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      16.   Travelers European Investments LLC (CT)

      17.   Travelers International Investments Ltd. (Cayman Islands)

      18.   MetLife Life and Annuity Company of Connecticut (CT)

            a)    Euro TL Investments LLC (DE)

      19.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      20. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut.

      21.   Tribeca Distressed Securities L.L.C. (DE)

      22.   MetLife Investors USA Insurance Comapny (DE)

      23.   MetLife Property Ventures Canada ULC (Canada)

Y.    MetLife Reinsurance Company of South Carolina (SC)

Z.    MetLife Investment Advisors Company, LLC (DE)

AA.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

BB.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)

CC.   Soap Acquisition Corporation (NY)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

Item 29. Indemnification

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. also maintains Directors' and Officers' Liability and Corporate Reimbursement Insurance Policy with limits of $400 million. The Directors and Officers of Metropolitan Life Insurance Company, the depositor and principal underwriter of the Registrant, as well as certain other subsidiaries of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the Directors' and Officers' Liability Policy. A provision in Metropolitan Life Insurance Company's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan Life Insurance Company.

Insofar as indemnification for liability arising under the Securities Act of l933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the Charter and Articles of Incorporation of the Company, the By-Laws of the Company, agreement, statute, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. Principal Underwriter

     (a) MetLife Investors Distribution Company is the principal underwriter and distributor of the Policies. On May 1, 2007, MetLife Investors Distribution Company became the principal underwriter and distributor of the Policies. Previously, Metropolitan Life Insurance Company was the principal underwriter and distributor. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:

Met Investors Series Trust, Metropolitan Life Separate Account E, MetLife Investors USA Separate Account A, MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Five, MetLife Investors Variable Life Account One, MetLife Investors Variable Life Account Five, First MetLife Investors Variable Annuity Account One, General American Separate Account Eleven, General American Separate Account Twenty- Eight, General American Separate Account Twenty- Nine, General American Separate Account Two, Security Equity Separate Account 26, Security Equity Separate Account 27, MetLife of CT Fund ABD for Variable Annuities, MetLife of CT Fund ABD II for Variable Annuities, MetLife of CT Fund BD for Variable Annuities, MetLife of CT Fund BD II for Variable Annuities, MetLife of CT Fund BD III for Variable Annuities, MetLife of CT Fund BD IV for Variable Annuities, MetLife of CT Fund U for Variable Annuities, MetLife of CT Separate Account Five for Variable Annuities, MetLife of CT Separate Account Six for Variable Annuities, MetLife of CT Separate Account Seven for Variable Annuities, MetLife of CT Separate Account Eight for Variable Annuities, MetLife of CT Separate Account Nine for Variable Annuities, MetLife of CT Separate Account Ten for Variable Annuities, MetLife of CT Separate Account Eleven for Variable Annuities, MetLife of CT Separate Account Twelve for Variable Annuities, MetLife of CT Separate Account Thirteen for Variable Annuities, MetLife of CT Separate Account Fourteen for Variable Annuities, MetLife Insurance Company of CT Variable Annuity Separate Account 2002, and MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002, MetLife of CT Separate Account PF for Variable Annuities, MetLife of CT Separate Account PF II for Variable Annuities, MetLife of CT Separate Account QP for Variable Annuities, MetLife of CT Separate Account QPN for Variable Annuities, MetLife of CT Separate Account TM for Variable Annuities, MetLife of CT Separate Account TM II for Variable Annuities, MetLife of CT Fund UL for Variable Life Insurance, MetLife of CT Fund UL II for Variable Life Insurance, MetLife of CT Fund UL III for Variable Life Insurance, MetLife of CT Variable Life Insurance Separate Account One, MetLife of CT Variable Life Insurance Separate Account Two, MetLife of CT Variable Life Insurance Separate Account Three, Metropolitan Life Variable Annuity Separate Account I and Metropolitan Life Variable Annuity Separate Account II,

Paragon Separate Account A, Paragon Separate Account B, Paragon Separate Account C, and Paragon Separate Account D.

     (b) The following persons are the officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.

Name and Principal Business Address   Positions and Offices with Depositor
-----------------------------------   -----------------------------------------
Michael K. Farrell ***                Director
Elizabeth M. Forget **                Executive Vice President, Investment Fund
                                      Management & Marketing
Peter Gruppuso *****                  Vice President, Chief Financial Officer
Paul A. LaPiana *                     Executive Vice President, National Sales
                                      Manager-Life
Craig W. Markham *****                Director
Richard C. Pearson *                  Executive Vice President, General Counsel
                                      and Secretary
Paul A. Sylvester *                   President, National Sales
                                      Manager-Annuities & LTC
William J. Toppeta ****               Director
Edward C. Wilson *                    Senior Vice President, Channel
                                      Head-Wirehouse

* MetLife Investors, 5 Park Plaza, Suite 1900, Irvine, CA 92614

** MetLife, 260 Madison Avenue, New York, NY 10016

*** MetLife, 10 Park Avenue, Morristown, NJ 07962

**** MetLife, One MetLife Plaza, 27-01 Queens Plaza North, Long Island City, NY 11101

***** MetLife, 485-E US Highway 1 South, Iselin, NJ 08830


(c) Compensation from the Registrant.

                                                     (3)
                              (2)          Compensation on Events
          (1)          Net Underwriting       Occasioning the           (4)
  Name of Principal     Discounts and     Deduction of a Deferred    Brokerage            (5)
     Underwriter         Commissions             Sales Load         Commissions   Other Compensation
--------------------   ----------------   -----------------------   -----------   ------------------
MetLife Investors
Distribution Company          $0                     --                  --               --

Commissions are paid by the Company directly to agents who are registered representatives of the Principal Underwriter or to broker-dealers that have entered into a selling agreement with the principal underwriter with respect to sales of the Contracts.

Item 31. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MetLife at the Administrative Office, 190 Carondelet Plaza, St. Louis, MO 63105.

     (a)  Registrant


     (b)  Metropolitan Life Insurance Company
          200 Park Avenue
          New York, NY 10166

     (c)  MetLife Investors Distribution Company
          5 Park Plaza, Suite 1900
          Irvine, California 92614


Item 32. Management Services

     All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Metropolitan Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Metropolitan Life Insurance Company.

Item 34. Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by General American Life Insurance Company ("Guarantee Period"), filed as an exhibit to this Registration Statement (the "Guarantee"), the Depositor hereby undertakes to provide notice to policyholders covered by the Guarantee promptly after the happening of significant events related to the Guarantee.

These significant events include: (i) termination of the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; (ii) a default under the Guarantee that has a material adverse effect on the policyholder's rights under the Guarantee; or (iii) the insolvency of General American Life Insurance Company ("Guarantor").

Depositor hereby undertakes during the Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the CURRENT ANNUAL audited financial statements of the Guarantor in the Registration Statement are UPDATED TO BE AS OF A DATE NOT MORE THAN 16 MONTHS PRIOR TO THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of the Guarantor regarding such financial statements.

During the Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policyholders, an offer to supply the Statement of Additional Information which shall contain THE ANNUAL AUDITED financial statements of the Guarantor, free of charge upon a policyholder's request.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, in the City of New York and State of New York, on the 6th day of February, 2008.

                                        Paragon Separate Account B

                                        By: Metropolitan Life Insurance Company


                                        By: /s/ Paul G. Cellupica
                                            ------------------------------------
                                            Paul G. Cellupica
                                            Chief Counsel, Securities Products
                                            & Regulation

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Metropolitan Life Insurance Company has caused this Amendment to the Registration Statement to be signed on its behalf, in the City of New York, and the State of New York on the 6th day of February, 2008.

                                        Metropolitan Life Insurance Company


                                        BY: /s/ Paul G. Cellupica
                                            ------------------------------------
                                            Paul G. Cellupica
                                            Chief Counsel, Securities Products
                                            & Regulation

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the registration statement has been signed by the following persons, in the capacities indicated, on February 6, 2008.

       SIGNATURE                             TITLE
------------------------   ------------------------------------------


           *               Chairman of the Board, President and Chief
------------------------                 Executive Officer

C. Robert Henrikson


           *                      Executive Vice President and
------------------------           Chief Accounting Officer
Joseph J. Prochaska, Jr.


           *                                Director
------------------------
Sylvia Mathews Burwell


           *                                Director
------------------------
Burton A. Dole, Jr.


           *                                Director
------------------------
Cheryl W. Grise


           *                                Director
------------------------
James R. Houghton


                                            Director
------------------------
R. Glenn Hubbard


           *                                Director
------------------------
Harry P. Kamen


           *                                Director
------------------------
Helene L. Kaplan


           *                                Director
------------------------
John M. Keane


           *                                Director
------------------------
James M. Kilts


           *                                Director
------------------------
Charles M. Leighton


           *                                Director
------------------------
Hugh B. Price


                                            Director
------------------------

David Satcher


           *                                Director
------------------------
Kenton J. Sicchitano


           *                                Director
------------------------
William C. Steere, Jr.


           *                       Executive Vice President and
------------------------             Chief Financial Officer
William J. Wheeler


/s/ Marie C. Swift
------------------------
Marie C. Swift, Esq.
Attorney- in - fact

* Executed by Marie C. Swift on behalf of those indicated pursuant to powers of attorney filed With Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 (File Nos. 333-133671 and 811-7534) filed November 1, 2006 and with the Registration Statement on Form N-6, File No. 333-133671 and 811-7534, filed on May 1, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Louis, and the State of Missouri, on the 6th day of February, 2008.

                                        General American Life Insurance Company
                                           (Guarantor)


                                        BY: /s/ William C. Lane
                                            ------------------------------------
                                            William C. Lane
                                            Vice President and Associate General
                                            Counsel

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on February 6, 2008.

       Signature                                  Title
----------------------------   ------------------------------------------


           *                   Chairman of the Board, President and Chief
----------------------------                 Executive Officer
     Lisa M. Weber


           *                                  Vice President
----------------------------          (Principal Financial Officer)
     James J. Reilly


           *                                    Director
----------------------------
   Michael K. Farrell


           *                                    Director
----------------------------
   James L. Lipscomb


           *                                    Director
----------------------------
  William J. Mullaney


           *                       Executive Vice President and Chief
----------------------------                Accounting Officer
Joseph J. Prochaska, Jr.


           *                                    Director
----------------------------
   Catherine A. Rein


           *                                    Director
----------------------------
    Stanley J. Talbi


           *                                    Director
----------------------------
   Michael J. Vietri


           *                                    Director
----------------------------
   William J. Wheeler

By: /s/ Marie C. Swift, Esq.
    ------------------------
    Marie C. Swift, Esq.
    Attorney-in-Fact


* Executed by Marie C. Swift, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith and in Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-6 (File No. 333-133671) filed April 17, 2007.

                                  EXHIBIT INDEX


Exhibits

r.(2)(a) Power of Attorney of James J. Reilly